UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22862

SEI Insurance Products Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: December 31, 2018

Date of reporting period: December 31, 2018

Item 1.	Reports to Stockholders.

December 31, 2018 ANNUAL REPORT SEI Insurance Products Trust VP Defensive Strategy Fund VP Conservative Strategy Fund VP Moderate Strategy Fund VP Market Plus Strategy Fund VP Balanced Strategy Fund VP Market Growth Strategy Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

December 31, 2018 (Unaudited)

To Our Shareholders

After an extended period of historic calm and steady gains, volatility returned to financial markets during the fiscal year ending December 31, 2018, with a fourth-quarter selloff that sent most global indexes into or near bear market territory. Trade war fears, Italian budget negotiations, ongoing Brexit discussions, and a flattening U.S. yield curve all weighed on investor expectations. The ongoing U.S. and China trade dispute hit a boiling point in the second half of 2018, resulting in a tit-for-tat strategy that saw various threats of tariffs from both parties.

Many of the expectations we had at the start of the Funds’ most recently completed fiscal year, from the start of January 2018 through the end of December 2018, were actualized. The pace of interest-rate increases by the Federal Reserve (Fed) largely followed the market’s projections. U.S. Treasury yields increased across the curve during the fiscal year as a combination of policy, fundamental and political events influenced the markets. Short-term rates rose by a greater magnitude than long-term rates after the Federal Reserve raised rates four times during the reporting period, and the yield-curve flattened to a post-recession low.

The European Central Bank ended its bond-buying program at the end of 2018 but made assurances that it would reinvest maturing securities for some time to help keep rates low. The Japanese yen finished the period slightly higher against the U.S. dollar as the Bank of Japan (BOJ) held monetary policy stable through the fiscal year; the currency was also viewed as a safe-haven asset during equity market selloffs both early and late in the year. Driven by trade-related tensions, China’s currency slid to a 10-year low against the U.S. dollar toward the end of the fiscal period before a slight recovery late in the year.

Oil prices rose for much of the fiscal year to a four-year high, supported by geopolitical tensions and news that Saudi Arabia and Russia would extend an agreement to curb output. However, growing concerns over falling demand and increasing global supply, along with a broad selloff in risk assets, helped drive a correction that sent the commodity down as much as 40% from its earlier highs during the last three months of the year.

Geopolitical Events

In the U.S., President Trump demonstrated a commitment to follow through on tighter U.S. immigration policy that authorized U.S. border agents to separate children from parents who crossed the border illegally. The issue reached a breaking point at the end of the year after objections to proposed border wall funding led to a shutdown of the federal government, which became the most extended shutdown on record after the end of the reporting period. The ongoing special counsel investigation into the possibility of collusion between Trump’s presidential campaign and Russia remained topical. A one-on-one meeting between the U.S. president and Russian President Vladimir Putin raised concerns across the political spectrum— particularly after a subsequent press conference in which Trump second-guessed U.S. intelligence agencies’ unanimous assessment of Russia’s interference in the 2016 U.S. elections.

U.S. elections in early November 2018 produced a partial shift in power away from Republicans and toward Democrats in Congress and statehouses across the country. The new balance of authority in Congress should substantially limit the ability of President Trump and Republicans to pass meaningful legislation; it also enhances the investigatory powers available to Democrats, thereby adding to political risk for the Trump administration.

While longer-term market reactions to geopolitical events were mostly muted, rogue-state nuclear programs earned a share of the spotlight: North Korean Supreme Leader Kim Jong-Un announced a willingness to mothball his country’s efforts and, in an unprecedented display of unity, crossed the border as he clasped hands with South Korean President Moon Jae-in in April 2018. Trump also stated that aggression from North Korea would be met with “fire and fury.” An eventual meeting with North Korea’s leader garnered headlines but ended with vague commitments. President Trump backed out of a multi-party nuclear disarmament agreement with the Iranian Republic and re-imposed sanctions on Iran despite the International Atomic Energy Agency’s assurance that Iran remained compliant with the terms of the accord; all other original signatories to the deal remained committed.

The U.S. escalated its trade fight with China during the fiscal year, enacting tariffs of 10% on $200 billion of Chinese products and promising to increase them to 25% in the New Year. President Trump pointed to an additional prospective $267 billion in Chinese products that could also be subjected to tariffs if China were to retaliate—which it did, although on a significantly smaller scale (applying duties of 5% to 10% on $60 billion of U.S. exports to China).

SEI Insurance Products Trust / Annual Report / December 31, 2018	1

LETTER TO SHAREHOLDERS (Continued)

December 31, 2018 (Unaudited)

China asked the World Trade Organization to impose sanctions on the U.S. during the reporting period in response to disputes dating back several years. The situation improved after the countries’ leaders conducted a trade-focused meeting on the sidelines of the early-December G20 summit, agreeing to delay punitive actions and producing a three-month roadmap toward more substantive progress.

NAFTA’s successor came into focus during the year—first when the U.S. and Mexico came to an agreement in August, and then when the U.S. and Canada finally ironed out their differences in the last few hours of September. Now called the United States-Mexico-Canada Agreement, the revised deal is expected to strengthen its predecessor’s provisions and improve labor standards. The U.S. is projected to offer Canada and Mexico relief from automobile-related trade barriers as a result of the new agreement, although aluminum and steel tariffs will remain.

Immigration became a key point of contention in the U.S. and Europe during the second half of the period. The Trump administration enacted a zero-tolerance policy that targeted illegal immigration at the southern border; this attracted condemnation from across the political spectrum for its practice of separating and detaining families, including children. In Europe, the governing coalitions in Italy and Germany pointed a spotlight on the issue, forcing action at a European Council meeting in late June with a deal that seeks to establish an EU-wide approach centered on financial-burden sharing and more restrictive borders.

A raft of overseas political surprises unfolded during the reporting period. The anti-EU implications of a new Italian government taking shape rattled financial markets in May, then again as a rejection of the coalition’s first choice for economy minister seemed to set the stage for another round of elections and associated delays. Spain’s government also experienced turnover as center-right Prime Minister Mariano Rajoy suffered a no-confidence vote and was replaced by socialist leader Pedro Sanchez at the beginning of June. U.K. Prime Minister Theresa May declared that Brexit negotiations had reached an impasse after EU leaders rejected her so-called Chequers plan, which had become a rallying point for cabinet officials. Just after the end of the reporting period, the U.K. Parliament also rejected May’s deal, with the vote coming only 10 weeks before Britain was scheduled to leave the EU.

German Chancellor Angela Merkel did not seek re-election as leader of the Christian Democratic Union party in December after poor turnout in regional elections, leaving Annegret Kramp-Karrenbauer to win the leadership in a vote for continuity. This outcome means that Chancellor Merkel may be able to serve the remainder of her term as head of government through 2021. Seemingly triggered by the perceived injustice of President Emmanuel Macron’s tax policy, anti-establishment riots struck France during most of the fourth quarter; the French president attempted to appease protesters in December with concessions that included cutting taxes for pensioners, increasing wages for underprivileged workers and reversing planned fuel-tax hikes.

Economic Performance

U.S. economic growth slowed to 2.0% annualized at the start of the fiscal period—in line with the typically mild pace of the three-month period ending March, yet slower than the rate of expansion recorded in the fourth quarter. Second-quarter GDP grew 4.2%, its highest annualized growth rate since 2014, primarily on strong business expenditures and a jump in exports ahead of expected retaliatory tariffs. Consumer spending also accelerated, by 4.0%, after growing by the slowest rate in five years during the previous quarter. Third-quarter GDP, reported just before the end of the fiscal year, was a still-solid 3.4%, pointing to a slight drop in consumer spending and a broader decline in exports.

The labor market remained robust throughout the year: the unemployment rate fell, finishing the period at 3.9%, after touching 3.7% earlier in the year, a 49-year low; the labor-force participation rate ended at 63.1%, up slightly from a year ago. Average hourly earnings gained 3.2% over the year, although a modest increase in price pressures weighed on real personal income growth as the period progressed. The historically strong labor market and improving wage growth helped boost the debt profile of the U.S. consumer. The Fed raised its target interest rate four times during the period. The Fed continued to unwind its balance sheet, with the pace accelerating to $40 billion per month by the end of the year, a reversal of some of the quantitative easing that has been so supportive of bond prices in recent years.

The European Central Bank (ECB) held its benchmark interest rate unchanged at a historic low through the fiscal year, while the Bank of England raised its official bank rate for only the second time since the global financial crisis, by 0.25%, in the second half of the year. Broad economic growth slowed in the eurozone during the year, after

2	SEI Insurance Products Trust / Annual Report / December 31, 2018

growing at its quickest pace since 2011 during the fourth quarter of 2017, at a time that many thought would be plagued by political uncertainty. Year-on-year growth was just 1.6% at the end of the third quarter of 2018, likely supporting the case for continued accommodative policy by the ECB for some time. The U.K. economy grew just 1.5% year-on-year through the third quarter of 2018 as Brexit uncertainty continued to hurt the economy and a weakened pound dampened consumer spending to nearly its lowest level in almost six years.

Japanese GDP grew just 0.1% year-on-year at the end of the third quarter of 2018; the BOJ maintained monetary stimulus in an attempt to drive higher inflation. Meanwhile, GDP in China expanded by 6.5% year-on-year in the third quarter of 2018, slowing to its weakest pace in almost nine years as the U.S. trade war continued to put pressure on economic growth.

Market Developments

For the fiscal year ending December 31, 2018, growth stocks, in general, outperformed value stocks. The U.S. equity market experienced a significant decline during the second half of the year as concerns about rising interest rates, trade issues, and softening global economic growth weighed on investor sentiment. The highly-cyclical materials and energy sectors experienced significant selloffs, while the healthcare and utilities sectors, in particular, outperformed and helped mitigate the damage of a falling market.

The final quarter of the fiscal period erased positive gains for the year, and the Russell 1000 Growth Index finished down 1.51%, while the Russell 1000 Value Index declined 8.27% over the same period.

Large-cap stocks outperformed, with U.S. large caps (Russell 1000 Index) outpacing small caps (Russell 2000 Index), falling 4.78% and 11.01%, respectively.

European inflation flat-lined, although it remained close to the ECB’s goal during the fiscal year, while growth slowed but remained in expansion territory; eurozone unemployment fell to a 10-year low. The ECB maintained its accommodative monetary policy and only slightly began to remove stimulus; the euro finished down 4.54% versus the U.S. dollar for the year.

Looking back on market performance for the full period, the FTSE UK Series All-Share Index was down 14.77% in U.S. dollar terms and 9.47% in sterling, as Brexit concerns continued to overshadow the outlook for businesses. The MSCI ACWI Index, a proxy for global equities in both developed and emerging markets, declined 9.42% in U.S. dollar terms; U.S. markets did better, but also dropped, as the S&P 500 Index slid 4.38%.

Emerging markets failed to keep pace with the developed world across asset classes amid a synchronized global economic expansion. The MSCI Emerging Markets Index finished the fiscal year down 14.58% in U.S. dollar terms, more than doubling its year-to-date losses over the second half of the period. Latin America also finished down for the year, although a robust second half nearly halved its year-to-date losses. Asian markets also ended the period lower as trade-related concerns drove market weakness.

The risk-off sentiment that pushed global equities lower overall was also visible in fixed-income markets, with high-yield underperforming government bonds. A continuing theme for U.S. fixed-income markets was the flattening yield curve, which compressed to a 10-year low as short-term yields rose more than long-term yields. The Federal Open Market Committee increased the federal-funds rate in mid-December—the fourth time in 2018—while softening its projections for future rate increases. The rate hike pushed short-term yields higher, while increases in longer-term bond yields were more muted as inflation and long-term economic growth expectations remained subdued. Yields for 10-year government bonds rose and ended the period 29 basis points higher at 2.69%, while 2-year yields climbed 59 basis points during the year to 2.48%.

Front-end Treasury yields moved higher in response to the Fed increasing the fed-funds target rate to 2.25%-2.50%, marking the fourth rate hike during the reporting period and ninth during this tightening cycle. Jerome Powell succeeded Janet Yellen as Fed Chair, Randal Quarles was named vice chair for bank supervision and Marvin Goodfriend, a former Fed economist, was chosen to fill one of three open governor seats. President Trump signed the Tax Cuts and Jobs Act into law at the end of 2017, introducing several new policies, including a cap on state and local tax deductions, a one-time repatriation tax on overseas cash, a move to a territorial tax system and a permanent drop in the corporate tax rate from 35% to 21%.

SEI Insurance Products Trust / Annual Report / December 31, 2018	3

LETTER TO SHAREHOLDERS (Continued)

December 31, 2018 (Unaudited)

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were lower. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) sunk 11.25% during the period, driven by declines in oil prices and trade concerns in the metals sector; the Bloomberg Barclays US TIPS Index (USD) moderated 1.26% lower.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, slipped 1.20% in U.S. dollar terms during the reporting period, while the high-yield market did slightly worse, with the ICE BofAML US High Yield Constrained Index down 2.27%.

U.S. investment-grade corporate debt was lower, as the Bloomberg Barclays Investment Grade US Corporate Index returned -2.51%. Despite headwinds from rising interest rates, both U.S. asset-backed securities and mortgage-backed securities managed slight gains during the fiscal year.

Emerging-market debt delivered weak performance. The J.P. Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, lost 6.21% in U.S. dollar terms during the reporting period, trending slightly higher after declining in the first half of the period. The J.P. Morgan EMBI Global Diversified Index, which tracks emerging-market debt denominated in external currencies (such as the U.S. dollar), fared better but still finished lower, down 4.26%.

Our View

As painful as 2018 was for risk assets, their gyrations were not outside the norm. Instead, given our views that the global economy will continue to grow and that market participants are overreacting to the concerns of the day, we see another critical risk-on opportunity developing in equities and other risk assets. We believe a rebalancing of assets back toward undervalued equity classes is an appropriate and timely response.

We still view the U.S. economic position as reasonably solid. Points of strength include the improving economic status of U.S. households as labor markets tighten and real wage growth accelerates, while increased government spending has also helped. With Democrats controlling the House of Representatives and Republicans holding power in the Senate, any fiscal-policy agreement made during a period of political gridlock will likely mean slightly more federal-government spending—not less.

The decline in energy prices is especially good news for the broader economy since it reduces concerns about inflation accelerating beyond the Fed’s comfort zone anytime soon. It also lowers costs for consumers and businesses on a broad range of petroleum-based products.

Some Fed officials, including Chairman Powell himself, explicitly acknowledge that the federal-funds rate now is near a level that can be considered neither stimulative nor deflationary. We are penciling in just one rate increase in 2019, and perhaps one in 2020—but these are just guesses. The critical thing to remember is that the central bank is adopting a wait-and-see approach to monetary policy and has ended the nearly automatic quarterly rate increases of 2017 and 2018.

We think the odds favor a strong rebound in U.S. equity prices for the following reasons:

•          The U.S. economy should continue to grow, and corporate earnings per share are expected to post a mid-to-high single-digit gain in 2019.

•          Valuations for the S&P 500 Index have declined from almost 19 times one-year forward earnings per share to an attractive level of nearly 14 times following the decline in share prices.

•          U.S. bond yields remain rather low and have moved down again in late 2018, bolstering the case for riskier assets.

•          Investor risk aversion has increased, and we think much of the bad news of recent months is reflected in current stock prices—creating space for potential upside surprises on trade wars, the Fed’s policy path, Brexit, corporate profits and elsewhere.

•          Fiscal policy will not be the active catalyst for growth in the U.S. that it was in 2018, but the impact of political gridlock should still be mildly expansionary.

4	SEI Insurance Products Trust / Annual Report / December 31, 2018

As for Brexit, we believe it’s unlikely that the U.K. will fall out of the EU without some deal in place. A no-deal divorce would deliver a mighty blow to the economy. In our view, the real choice now is between Prime Minister May’s Brexit deal or no Brexit at all. A no-Brexit-at-all scenario could take one of two forms. The U.K. government could unilaterally revoke Article 50, basically calling off the divorce from the EU. The second alternative is to go back to voters and hold a second referendum. Although the legality would be disputed, we think this is the far more likely scenario. The financial markets probably would respond quite positively to this decision, yet the next few months can still be volatile as the late-March Brexit date nears.

Although the European banking system is in better shape than it was in the immediate aftermath of the global financial crisis, it is still vulnerable at a time when the ECB is in a holding pattern, policy-wise, and possesses only a few options in the event of a financial emergency. Equity-market valuations reflect a lack of enthusiasm for Europe’s economic prospects: the MSCI European Economic and Monetary Union (EMU) Index price-to-earnings ratio has sunk to less than 12 times from nearly 15 times at the start of the year. Note that European equities outperformed U.S. equities in the fourth quarter of 2018.

We are leaning on the optimistic side for emerging markets in 2019. The valuation piece is already in place, in our opinion, with the price-to-forward-earnings ratio collapsing from 13 times at the end of January to 10.5 by year-end. But what could be the catalyst for a turnaround? Significant debt expansions in China typically lead to big gains in emerging-market equities. The question is whether the Chinese government has the will to go back to the debt well one more time.

It surely would be a big positive for the country if the threat of tariffs was negotiated away, but we’re not holding our breath. On the contrary, the U.S.-China economic relationship will likely continue to deteriorate as the Trump administration seeks to level the playing field—even if it means a less efficient global trading system. When push comes to shove, the Chinese government will probably get even more aggressive in easing lending constraints if the situation warrants.

Commodity prices and the earnings of emerging-market companies are closely correlated inversely with the movements of the U.S. dollar. For most of 2018, the dollar gained against other currencies, putting downward pressure on commodity prices and the earnings of energy and materials companies that are a large part of the MSCI Emerging Markets Index. In 2017, the opposite conditions held.

We are looking for another change in the dollar’s trend in 2019. In our view, U.S. economic and corporate-earnings performance will move toward that of other developed countries. If there are positive developments in some of the pressure-point issues that have roiled markets, investment capital could flow away from the U.S. and back into the world—thereby removing an important source of support for the U.S. currency and a significant headwind from the rest of the world. This potential for a reversal in investment flows could accelerate if Fed policy becomes more dovish than currently projected by the central bank.

The awful performance of risk assets in the fourth quarter can certainly prey on investors’ emotions. But the global economy is not exactly in dire straits. Yes, there are an unusually large number of uncertainties and concerns, some of which could have a material impact on growth if the worst comes to pass. However, even in an extraordinarily unfavorable economic scenario in which the tariff wars with China and other countries deepen and the Fed raises interest rates too far and too fast, we doubt that the U.S. economy would experience anything worse than a garden-variety recession by 2021. The economic and credit excesses that usually precede a deeper recession aren’t to be found.

During periods of market volatility like the one we’ve been going through, we make sure to remind investors about the importance of sticking with a strategic and disciplined approach to investing that is consistent with personal goals and risk tolerances. Diversification is the key to that approach, and the construction of portfolios is consistent with our long-term capital market assumptions.

Ultimately, the value of our assumptions is not in their accuracy as point estimates, but in their ability to capture relevant relationships—as well as changes in those relationships as a function of economic and market influences.

During the fiscal period, we chose to increase an overweight to U.S. large-cap value stocks and corresponding underweight to U.S. large-cap stocks within the stability-focused SIPT Moderate Fund. We continue to believe that a tight labor market should eventually lead to an acceleration of wage growth, while the Federal Reserve

SEI Insurance Products Trust / Annual Report / December 31, 2018	5

LETTER TO SHAREHOLDERS (Concluded)

December 31, 2018 (Unaudited)

stays the course with a patient removal of monetary accommodation. We also think that the previously passed tax reform package will broaden economic growth. Together, these developments should favor a rotation back into more cyclical names. Further, the technology sector accounts for a large portion of the Russell 1000 Growth Index, while financial services stocks dominate the Russell 1000 Value Index. We believe the economic, interest-rate and regulatory environments will be favorable for financials in the period ahead. Additionally, the Russell 1000 Value Index has a dividend yield that is 130 basis points above that of the Russell 1000 Growth Index. Finally, the value index has a trailing P/E ratio in the 19x-to-20x range versus 29x-to-30x for the growth index.

We also established an overweight to emerging-markets debt with a corresponding underweight to high-yield bonds within the stability-focused SIPT Conservative and SIPT Moderate Funds during the fiscal year. Credit markets have performed well during the current expansion. As credit spreads have narrowed to low levels, the potential for further price appreciation has become more limited for high-yield bonds. The differential between the yields of emerging-market debt and high-yield bonds has narrowed significantly, making emerging-market debt relatively more attractive by historical measures. A robust global economy, an improving outlook for commodity prices and a soft U.S. dollar provide an accommodative environment for fundamentals that are supportive of emerging-market debt.

On behalf of SEI Investments, I want to thank you for your continued confidence. We are working every day to maintain that trust, and we look forward to serving your investment needs in the future.

Sincerely,

Jim Smigiel

Head and Chief Investment Officer of Non-Traditional Asset Management

6	SEI Insurance Products Trust / Annual Report / December 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2018 (Unaudited)

VP Defensive Strategy Fund

I. Objective

The SIPT VP Defensive Strategy Fund (the “Defensive Strategy Fund”) seeks to manage risk of loss while providing current income and opportunity for limited capital appreciation.

II. Investment Approach

The Defensive Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Defensive Strategy Fund’s assets in a way that it believes will achieve the Defensive Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Defensive Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended December 31, 2018, the Defensive Strategy Fund’s Class III shares returned -0.92%. The Defensive Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01%.

IV. Fund Attribution

Most asset classes struggled to produce positive returns in 2018, mainly due to a volatile and risk-off mentality in the fourth quarter, as discussed in the shareholder letter. Specifically, the global economy began to show signs of sluggishness as political uncertainties and trade tensions dented investor spirits. The Federal Reserve (“Fed”) raised interest rates throughout the year, and the U.S. dollar strengthened.

The SDIT Short-Duration Government Bond Fund, SIMT Conservative Income Fund and SDIT Government Fund all contributed to performance during the fiscal period as short-term rates in the U.S increased throughout the year and investors sought out less-risky assets in the fourth quarter. The Funds are neutral on duration and are closely watching the Fed for indications of further rate hikes and increased Treasury bill supply.

The SIMT Real Return Fund was relatively flat for the year, while the SIMT Core Fixed Income Fund marginally detracted from performance. U.S. yields increased throughout the year, and then fell during the fourth quarter, with 10-year yields peaking at 3.24% before falling to 2.68%. Uncertainty remained between the U.S. and China, while a drop in oil prices subdued inflationary pressures after the commodity fell 25% during the reporting period, as mentioned in the shareholder letter. With global growth slowing, particularly in China, the Core Fixed Fund is neutral on duration and slightly overweight the front end of the yield curve and credit, selectively adding as spreads have widened.

The SIMT U.S. Managed Volatility Fund, SIMT Multi-Asset Income Fund and SIMT Multi-Asset Capital Stability Fund each detracted from performance during the fiscal year. The U.S. Managed Volatility Fund detracted due to the poor performance of U.S. equities in general; however, it performed strongly from a relative perspective as low-volatility equities outperformed the rest of the equity market, especially in the fourth quarter. The Multi-Asset Income Fund struggled as high-yield bonds and equities experienced strong risk-off moves in the fourth quarter, while the Fund’s covered-call strategy generated positive alpha over broad equities during this time. The Capital Stability Fund struggled for similar reasons. The Fund dynamically shifted its exposure to a defensive position throughout the fourth quarter.

The SIMT Multi-Asset Inflation Managed Fund underperformed during the year as commodities struggled, especially during the fourth quarter. Oil lost over 30% in the fourth quarter alone due to fears of weakening global demand, especially in China, a large oil consumer. The equity long-short strategy also struggled as the equity market sold off in a volatile fashion during the fourth quarter. The SIMT Global Managed Volatility Fund was the largest detractor during the year for reasons similar to those stated above for the U.S Managed Volatility Fund.

The Defensive Strategy Fund did not have any active trades during the year.

The Defensive Strategy Fund’s performance trailed its primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Short Term Bond Fund, Conservative Income Fund and the Real Return Fund all outperformed the Defensive Strategy Fund’s primary benchmark, while all other Funds underperformed. The Defensive Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark.

SEI Insurance Products Trust / Annual Report / December 31, 2018	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2018 (Unaudited)

VP Defensive Strategy Fund (Concluded)

Although performance trailed that of the primary benchmark, the Defensive Strategy Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
VP Defensive Strategy Fund, Class II	-0.67%	1.43%	1.10%	1.19%
VP Defensive Strategy Fund, Class III	-0.92%	1.18%	0.84%	0.92%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	2.42%
S&P 500 Index	-4.38%	9.26%	8.49%	10.00%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.87%	1.02%	0.63%	0.61%

Comparison of Change in the Value of a $10,000 Investment in the VP Defensive Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

1

For the year ended December 31, 2018. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

8	SEI Insurance Products Trust / Annual Report / December 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2018 (Unaudited)

VP Conservative Strategy Fund

I. Objective

The SIPT VP Conservative Strategy Fund (the “Conservative Strategy Fund”) seeks to manage risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Conservative Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Conservative Strategy Fund’s assets in a way that it believes will achieve the Conservative Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Conservative Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended December 31, 2018, the Conservative Strategy Fund’s Class III shares returned -2.28%. The Conservative Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01%.

IV. Fund Attribution

Most asset classes struggled to produce positive returns in 2018, mainly due to a volatile and risk-off mentality in the fourth quarter, as discussed in the shareholder letter. Specifically, the global economy began to show signs of sluggishness as political uncertainties and trade tensions dented investor spirits. The Federal Reserve (“Fed”) raised interest rates throughout the year, and the U.S. dollar strengthened.

The SIMT Conservative Income Fund, SDIT Short-Duration Government Bond Fund and SDIT Ultra Short Duration Fund all contributed to performance during the fiscal period as short-term rates in the U.S increased throughout the year and investors sought out less-risky assets in the fourth quarter. The Funds are neutral on duration and are closely watching the Fed for indications of further rate hikes and increased Treasury bill supply.

The SIMT Real Return Fund was relatively flat for the year, while the SIMT High Yield Bond Fund and SIMT Core Fixed Income Fund both detracted marginally from performance. U.S. yields increased throughout the year, and then fell during the fourth quarter, with 10-year yields peaking at 3.24% before falling to 2.68%. Uncertainty remained between the U.S. and China, while a drop in oil prices subdued inflationary pressures after the commodity fell 25% during the reporting period, as mentioned in the shareholder letter. With global growth slowing, particularly in China, the Core Fixed Fund is neutral on duration and slightly overweight the front end of the yield curve and credit, selectively adding as spreads have widened. High-yield spreads contracted through the first three quarters but widened out in the fourth quarter, enough to cause negative returns for the year. The energy sector within high yield struggled the most in the fourth quarter and underperformed the broad market’s return for both the quarter and year.

The SIMT U.S. Managed Volatility Fund, SIMT Multi-Asset Income Fund and SIMT Multi-Asset Capital Stability Fund each detracted from performance during the fiscal year. The U.S. Managed Volatility Fund detracted due to the poor performance of U.S. equities in general; however, it performed strongly from a relative perspective as low-volatility equities outperformed the rest of the equity market, especially in the fourth quarter. The Multi-Asset Income Fund struggled as high-yield bonds and equities experienced strong risk-off moves in the fourth quarter, while the Fund’s covered-call strategy generated positive alpha over broad equities during this time. The Capital Stability Fund also struggled for similar reasons. The Fund dynamically shifted its exposure to a defensive position throughout the fourth quarter.

The SIMT Multi-Asset Inflation Managed Fund underperformed during the year as commodities struggled, especially during the fourth quarter. Oil lost over 30% in the fourth quarter alone due to fears of weakening global demand, especially in China, a large oil consumer. The equity long-short strategy also struggled as the equity market sold off in a volatile fashion during the fourth quarter. The SIMT Multi-Asset Accumulation Fund and SIT Emerging Markets Debt Fund also both detracted from performance. The Accumulation Fund struggled throughout the year for reasons similar to those already described, although the Fund outperformed its blended benchmark in the fourth quarter due to a lower capital weighting to global equities and a higher weighting to global sovereign bonds during the volatile risk-off period. The Emerging Markets Debt Fund struggled due to a general risk-off

SEI Insurance Products Trust / Annual Report / December 31, 2018	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2018 (Unaudited)

VP Conservative Strategy Fund (Concluded)

environment; positioning in local-currency bonds was hurt by a stronger U.S. dollar and adverse idiosyncratic events in different emerging-market countries. The SIMT Global Managed Volatility Fund was the largest detractor during the year for reasons similar to those stated above for the U.S Managed Volatility Fund.

We initiated an overweight to the SIT Emerging Markets Debt Fund relative to an underweight to the SIMT High Yield Bond Fund in February of 2018, as high-yield spreads have tightened significantly while we believe emerging-market debt spreads still have room to tighten. We also think that a stronger global economy, improving outlook for commodity prices and a cooler U.S. dollar should be accommodative for emerging-market debt. This position detracted from performance over the year but remains active in the portfolio as we still trust in the rationale listed above.

The Conservative Strategy Fund’s performance trailed its primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Short Term Bond Fund, Conservative Income Fund and Real Return Fund outperformed the Conservative Strategy Fund’s primary benchmark, while all other Funds underperformed. The Conservative Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Conservative Strategy Fund’s overall performance was in line with our expectations for the Conservative Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
VP Conservative Strategy Fund, Class II	-2.03%	2.28%	1.99%	2.18%
VP Conservative Strategy Fund, Class III	-2.28%	2.07%	1.74%	1.94%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	2.42%
S&P 500 Index	-4.38%	9.26%	8.49%	10.00%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.87%	1.02%	0.63%	0.61%

Comparison of Change in the Value of a $10,000 Investment in the VP Conservative Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

1

For the year ended December 31, 2018. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

10	SEI Insurance Products Trust / Annual Report / December 31, 2018

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2018 (Unaudited)

VP Moderate Strategy Fund

I. Objective

The SIPT VP Moderate Strategy Fund (the “Moderate Strategy Fund”) seeks to provide capital appreciation while managing the risk of loss.

II. Investment Approach

The Moderate Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Moderate Strategy Fund’s assets in a way that it believes will achieve the Moderate Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Moderate Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended December 31, 2018, the Moderate Strategy Fund’s Class III shares returned -4.06%. The Moderate Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01%.

IV. Fund Attribution

Most asset classes struggled to produce positive returns in 2018, mainly due to a volatile and risk-off mentality in the fourth quarter, as discussed in the shareholder letter. Specifically, the global economy began to show signs of sluggishness as political uncertainties and trade tensions dented investor spirits. The Federal Reserve (“Fed”) raised interest rates throughout the year, and the U.S. dollar strengthened.

The SDIT Short-Duration Government Bond Fund and SDIT Ultra Short Duration Fund both contributed to performance during the fiscal period as short-term rates in the U.S. increased throughout the year and investors sought out less-risky assets in the fourth quarter. The Funds are neutral on duration and are closely watching the Fed for indications of further rate hikes and increased Treasury bill supply.

The SIMT Real Return Fund was relatively flat for the year, while the SIMT High Yield Bond Fund and SIMT

Core Fixed Income Fund each marginally detracted from performance. U.S. yields increased throughout the year, and then fell during the fourth quarter, with 10-year yields peaking at 3.24% before falling to 2.68%. Uncertainty remained between the U.S. and China, while a drop in oil prices subdued inflationary pressures after the commodity fell 25% during the reporting period, as mentioned in the shareholder letter. With global growth slowing, particularly in China, the Core Fixed Fund is neutral on duration and slightly overweight the front end of the yield curve and credit, selectively adding as spreads have widened. High-yield spreads contracted through the first three quarters but widened out in the fourth quarter, enough to cause negative returns for the year. The energy sector within high yield struggled the most in the fourth quarter and underperformed the broad market’s return for both the quarter and year.

The SIMT Multi-Asset Capital Stability Fund and SIMT Multi-Asset Income Fund each detracted from performance during the fiscal year. The Multi-Asset Income Fund struggled as high-yield bonds and equities experienced strong risk-off moves in the fourth quarter, while the Fund’s covered-call strategy generated positive alpha over broad equities during this time. The Capital Stability Fund struggled for similar reasons. The Fund dynamically shifted its exposure to a defensive position throughout the fourth quarter.

The SIMT Multi-Asset Inflation Managed Fund underperformed during the year as commodities struggled, especially during the fourth quarter. Oil lost over 30% in the fourth quarter alone due to fears of weakening global demand, especially in China, a large oil consumer. The equity long-short strategy also struggled as the equity market sold off in a volatile fashion during the fourth quarter. The U.S. Managed Volatility Fund detracted due to the poor performance of U.S. equities in general; however, it performed strongly from a relative perspective as low-volatility equities outperformed the rest of the equity market, especially in the fourth quarter.

The SIT Emerging Markets Debt Fund and SIMT Global Managed Volatility Fund also both detracted from performance. The Emerging Markets Debt Fund struggled due to a general risk-off environment; positioning in local-currency bonds was hurt by a stronger U.S. dollar and adverse idiosyncratic events in different emerging-market countries. The SIMT Global Managed Volatility Fund was the largest detractor for the year for reasons similar to those stated above for the U.S Managed Volatility Fund. The SIMT Multi-Asset Accumulation Fund was the worst detractor for the year.

SEI Insurance Products Trust / Annual Report / December 31, 2018	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2018 (Unaudited)

VP Moderate Strategy Fund (Concluded)

The Accumulation Fund struggled throughout the fiscal period for reasons similar to those already described, although the Fund outperformed its blended benchmark in the fourth quarter due to a lower capital weighting to global equities and a higher weighting to global sovereign bonds during the volatile risk-off period.

We initiated a long U.S. large-cap value stocks relative to U.S. large-cap equities trade in the fourth quarter of 2017 through an overweight to the SIMT U.S. Large Cap Value Fund and underweight to the SIMT U.S. Large Cap Fund; the size of this tilt was increased in April 2018. The Russell 1000 Value Index underperformed the Russell 1000 Growth index throughout the year due to the strong performance of growth stocks, especially technology, in the first three quarters of the year. We initiated this trade based on the idea that tighter labor markets will eventually lead to an acceleration of wage growth; we also believe that the Fed will continue its steady removal of monetary accommodation. Additionally, we expected that tax reform will help lead a rotation back into more cyclical names. Overall, this trade detracted from performance in 2018.

We also initiated an overweight to the SIT Emerging Markets Debt Fund relative to an underweight to the SIMT High Yield Bond Fund in February of 2018 as high-yield spreads have tightened significantly, while we believe emerging-market debt spreads still have room to tighten. We also think that a stronger global economy, improving outlook for commodity prices and a cooler U.S. dollar should be accommodative for emerging-market debt. This position detracted from performance over the year but remains active in the portfolio as we still trust in the rationale listed above.

The Moderate Strategy Fund underperformed its primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Short Term Bond Fund and the Real Return Fund each outperformed the Moderate Strategy Fund’s primary benchmark, while all other Funds underperformed. The Moderate Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Moderate Strategy Fund’s overall performance was in line with our expectations for the Moderate Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
VP Moderate Strategy Fund, Class II	-3.82%	3.41%	2.89%	3.19%
VP Moderate Strategy Fund, Class III	-4.06%	3.18%	2.65%	2.93%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	2.42%
S&P 500 Index	-4.38%	9.26%	8.49%	10.00%
MSCI EAFE Index	-13.79%	2.87%	0.53%	1.39%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.87%	1.02%	0.63%	0.61%

Comparison of Change in the Value of a $10,000 Investment in the VP Moderate Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

12	SEI Insurance Products Trust / Annual Report / December 31, 2018

1

For the year ended December 31, 2018. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

SEI Insurance Products Trust / Annual Report / December 31, 2018	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2018 (Unaudited)

VP Market Plus Strategy Fund

I. Objective

The SIPT VP Market Plus Strategy Fund (the “Market Plus Strategy Fund”) seeks long-term capital appreciation.

II. Investment Approach

The Market Plus Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Market Plus Strategy Fund’s assets in a way that it believes will achieve the Market Plus Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Market Plus Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended December 31, 2018, the Market Plus Strategy Fund’s Class III shares returned -10.28%. The Market Plus Strategy Fund’s broad-based benchmark, the S&P 500 Index, returned -4.38%.

IV. Fund Attribution

Most asset classes struggled to produce positive returns in 2018, mainly due to a volatile and risk-off mentality in the fourth quarter, as discussed in the shareholder letter. Specifically, the global economy began to show signs of sluggishness as political uncertainties and trade tensions dented investor spirits. The Federal Reserve raised interest rates throughout the year, and the U.S. dollar strengthened.

The SIMT Core Fixed Income Fund detracted the least from performance, while the SIMT High Yield Bond Fund was also one of the smaller detractors. U.S. yields increased throughout the year, and then fell during the fourth quarter, with 10-year yields peaking at 3.24% before falling to 2.68%. Uncertainty remained between the U.S. and China, while a drop in oil prices subdued inflationary pressures after the commodity fell 25% during the reporting period, as mentioned in the shareholder letter. With global growth slowing, particularly in China, the Core Fixed Fund is neutral on duration and slightly overweight the front end of the yield curve and credit, selectively adding as spreads have widened. High-yield spreads contracted through the first three quarters but widened out in the fourth quarter, enough to cause negative returns for the year. The energy sector within high yield struggled the most in the fourth quarter and underperformed the broad market’s return for both the quarter and year.

The SIMT Dynamic Asset Allocation Fund was negative over the fiscal period as the Fund’s beta exposure to the S&P 500 was challenged. Also, the Fund was positioned for an overall reflation theme and strong global-coordinated growth that did not occur during the year. An overweight to commodities, along with a relative-value trade that favored Japanese equities over U.S. equities, were the worst performers. The Fund also struggled due to a relative-value trade that favored U.S. large-cap value stocks over U.S. large-cap growth stocks through an overweight to the SIMT U.S. Large Cap Value Fund and underweight to the SIMT U.S. Large Cap Fund. A long-Japanese-yen against short-euro theme also detracted.

The Emerging Markets Debt Fund and SIT Emerging Market Equities Fund both struggled due to a general risk-off environment. In the Emerging Markets Debt Fund, positioning in local-currency bonds was hurt by a stronger U.S. dollar and adverse idiosyncratic events in different emerging-market countries. Emerging-market equities were also hurt by a strong U.S. dollar, weakness in commodities and sluggish global growth, especially in China, the largest country in the MSCI Emerging Markets Index. The SIMT Small Cap Fund and SIMT Large Cap Fund both detracted as equities struggled in the fourth quarter. Utilities and real-estate investment trusts slightly mitigated the general flight to quality during the quarter, but the market’s risk-off mentality hurt these exposures.

The SIMT Multi-Asset Accumulation Fund was one of the worst detractors for the year. The Accumulation Fund struggled throughout the year for reasons similar to those already described, although the Fund outperformed its blended benchmark in the fourth quarter due to a lower capital weighting to global equities and a higher weighting to global sovereign bonds during the volatile risk-off period. The SIT International Equity Fund was the largest detractor for the year, for reasons similar to those described above. European equities were challenged due to geopolitical struggles in Italy and France, while questions remained on how the U.K. would exit the eurozone.

The Market Plus Strategy Fund underperformed its primary broad-based benchmark. The Core Fixed

14	SEI Insurance Products Trust / Annual Report / December 31, 2018

Income and High Yield Bond Fund outperformed the benchmark. All other Funds underperformed the benchmark. The Market Plus Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Market Growth Strategy Fund’s overall performance was in line with our expectations for the Market Growth Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
VP Market Plus Strategy Fund, Class II	-10.14%	4.95%	3.12%	3.94%
VP Market Plus Strategy Fund, Class III	-10.28%	4.72%	2.87%	3.70%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	2.42%
S&P 500 Index	-4.38%	9.26%	8.49%	10.00%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.87%	1.02%	0.63%	0.61%

Comparison of Change in the Value of a $10,000 Investment in the VP Market Plus Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

1

For the year ended December 31, 2018. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

SEI Insurance Products Trust / Annual Report / December 31, 2018	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2018 (Unaudited)

VP Balanced Strategy Fund

I. Objective

The SIPT VP Balanced Strategy Fund (the “Balanced Strategy Fund”) seeks capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Balanced Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Balanced Strategy Fund’s assets in a way that it believes will achieve the Balanced Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Balanced Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended December 31, 2018, the Balanced Strategy Fund’s Class III shares returned -6.84%. The Balanced Strategy Fund’s primary broad-based benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01%.

IV. Fund Attribution

Most asset classes struggled to produce positive returns in 2018, mainly due to a volatile and risk-off mentality in the fourth quarter, as discussed in the shareholder letter. Specifically, the global economy began to show signs of sluggishness as political uncertainties and trade tensions dented investor spirits. The Federal Reserve raised interest rates throughout the year, and the U.S. dollar strengthened.

The SIMT Core Fixed Income Fund detracted the least from performance, while the SIMT High Yield Bond Fund was also one of the smaller detractors. U.S. yields increased throughout the year, and then fell during the fourth quarter, with 10-year yields peaking at 3.24% before falling to 2.68%. Uncertainty remained between the U.S. and China, while a drop in oil prices subdued inflationary pressures after the commodity fell 25% during the reporting period, as mentioned in the shareholder letter. With global growth slowing, particularly in China, the Core Fixed Fund is neutral on duration and slightly overweight the front end of the yield curve and credit, selectively adding as spreads have widened. High-yield spreads contracted through the first three quarters but widened out in the fourth quarter, enough to cause negative returns for the year. The energy sector within high yield struggled the most in the fourth quarter and underperformed the broad market’s return for both the quarter and year.

The Multi-Asset Income Fund struggled as high-yield bonds and equities experienced strong risk-off moves in the fourth quarter, while the Fund’s covered-call strategy generated positive alpha over broad equities during this time. The SIMT Multi-Asset Inflation Managed Fund underperformed during the year as commodities struggled, especially during the fourth quarter. Oil lost over 30% in the fourth quarter alone due to fears of weakening global demand, especially in China, a large oil consumer. The equity long-short strategy also struggled as the equity market sold off in a volatile fashion during the fourth quarter.

The SIMT Small Cap Fund and SIMT Large Cap Fund both detracted as equities struggled in the fourth quarter. Utilities and real-estate investment trusts slightly mitigated the general flight to quality during the quarter, but the market’s risk-off mentality hurt these exposures. The SIMT Dynamic Asset Allocation Fund was negative over the fiscal period as the Fund’s beta exposure to the S&P 500 was challenged. Also, the Fund was positioned for an overall reflation theme and strong global-coordinated growth that did not occur during the year. An overweight to commodities, along with a relative-value trade that favored Japanese equities over U.S. equities, were the worst performers. The Fund also struggled due to a relative-value trade that favored U.S. large-cap value stocks over U.S. large-cap growth stocks through an overweight to the SIMT U.S. Large Cap Value Fund and underweight to the SIMT U.S. Large Cap Fund. A long-Japanese-yen against short-euro theme also detracted.

The Emerging Markets Debt Fund and SIT Emerging Market Equities Fund both struggled due to a general risk-off environment. In the Emerging Markets Debt Fund, positioning in local-currency bonds was hurt by a stronger U.S. dollar and adverse idiosyncratic events in different emerging-market countries. Emerging-market equities were also hurt by a strong U.S. dollar, weakness in commodities and sluggish global growth, especially in China, the largest country in the MSCI Emerging Markets Index.

16	SEI Insurance Products Trust / Annual Report / December 31, 2018

The SIMT Multi-Asset Accumulation Fund was one of the worst detractors for the year. The Accumulation Fund struggled throughout the fiscal period for reasons similar to those already described, although the Fund outperformed its blended benchmark in the fourth quarter due to a lower capital weighting to global equities and a higher weighting to global sovereign bonds during the volatile risk-off period. The SIT International Equity Fund was the largest detractor for the year, for reasons similar to those described above. European equities were challenged due to geopolitical struggles in Italy and France, while questions remained on how the U.K. would exit the eurozone.

The Balanced Strategy Fund underperformed its primary broad-based benchmark. The following Funds outperformed the benchmark: Core Fixed Income, Multi-Asset Inflation Managed, Multi-Asset Income and High Yield Bond. All other Funds underperformed the benchmark. The Balanced Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. The Balanced Strategy Fund’s overall performance was in line with our expectations for the Balanced Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
VP Balanced Strategy Fund, Class II	-6.60%	3.74%	2.39%	2.78%
VP Balanced Strategy Fund, Class III	-6.84%	3.49%	2.16%	2.53%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	2.42%
S&P 500 Index	-4.38%	9.26%	8.49%	10.00%
MSCI EAFE Index	-13.79%	2.87%	0.53%	1.39%

Comparison of Change in the Value of a $10,000 Investment in the VP Balanced Strategy, Class II and Class III, versus the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the MSCI EAFE Index.

1

For the year ended December 31, 2018. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

SEI Insurance Products Trust / Annual Report / December 31, 2018	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2018 (Unaudited)

VP Market Growth Strategy Fund

I. Objective

The SIPT VP Market Growth Strategy Fund (the “Market Growth Strategy Fund”) seeks capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Market Growth Strategy Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Market Growth Strategy Fund’s assets in a way that it believes will achieve the Market Growth Strategy Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Market Growth Strategy Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”) and SEI Daily Income Trust (“SDIT”).

III. Return vs. Benchmark

For the year ended December 31, 2018, the Market Growth Strategy Fund’s Class III shares returned -8.08%. The Market Growth Strategy Fund’s primary broad-based benchmark, the S&P 500 Index, returned -4.38%.

IV. Fund Attribution

Most asset classes struggled to produce positive returns in 2018, mainly due to a volatile and risk-off mentality in the fourth quarter, as discussed in the shareholder letter. Specifically, the global economy began to show signs of sluggishness as political uncertainties and trade tensions dented investor spirits. The Federal Reserve raised interest rates throughout the year, and the U.S. dollar strengthened.

The SIMT Core Fixed Income Fund detracted the least from performance, while the SIMT High Yield Bond Fund was also one of the smaller detractors. U.S. yields increased throughout the year, and then fell during the fourth quarter, with 10-year yields peaking at 3.24% before falling to 2.68%. Uncertainty remained between the U.S. and China, while a drop in oil prices subdued inflationary pressures after the commodity fell 25% during the reporting period, as mentioned in the shareholder letter. With global growth slowing, particularly in China, the Core Fixed Fund is neutral on duration and slightly overweight the front end of the yield curve and credit, selectively adding as spreads have widened. High-yield spreads contracted through the first three quarters but widened out in the fourth quarter, enough to cause negative returns for the year. The energy sector within high yield struggled the most in the fourth quarter and underperformed the broad market’s return for both the quarter and year.

The Multi-Asset Income Fund struggled as high-yield bonds and equities experienced strong risk-off moves in the fourth quarter, while the Fund’s covered-call strategy generated positive alpha over broad equities during this time. The SIMT Multi-Asset Inflation Managed Fund underperformed during the year as commodities struggled, especially during the fourth quarter. Oil lost over 30% in the fourth quarter alone due to fears of weakening global demand, especially in China, a large oil consumer. The equity long-short strategy also struggled as the equity market sold off in a volatile fashion during the fourth quarter.

The SIMT Small Cap Fund and SIMT Large Cap Fund both detracted as equities struggled in the fourth quarter. Utilities and real-estate investment trusts slightly mitigated the general flight to quality during the quarter, but the market’s risk-off mentality hurt these exposures. The SIMT Dynamic Asset Allocation Fund was negative over the fiscal period as the Fund’s beta exposure to the S&P 500 was challenged. Also, the Fund was positioned for an overall reflation theme and strong global-coordinated growth that did not occur during the year. An overweight to commodities, along with a relative-value trade that favored Japanese equities over U.S. equities, were the worst performers. The Fund also struggled due to a relative-value trade that favored U.S. large-cap value stocks over U.S. large-cap growth stocks through an overweight to the SIMT U.S. Large Cap Value Fund and underweight to the SIMT U.S. Large Cap Fund. Aa long-Japanese-yen against short-euro theme also detracted.

The Emerging Markets Debt Fund and SIT Emerging Market Equities Fund both struggled due to a general risk-off environment. In the Emerging Markets Debt Fund, positioning in local-currency bonds was hurt by a stronger U.S. dollar and adverse idiosyncratic events in different emerging-market countries. Emerging-market equities were also hurt by a strong U.S. dollar, weakness in commodities and sluggish global growth, especially in China, the largest country in the MSCI Emerging Markets Index.

18	SEI Insurance Products Trust / Annual Report / December 31, 2018

The SIMT Multi-Asset Accumulation Fund was one of the worst detractors for the year. The Accumulation Fund struggled throughout the fiscal period for reasons similar to those already described, although the Fund outperformed its blended benchmark in the fourth quarter due to a lower capital weighting to global equities and a higher weighting to global sovereign bonds during the volatile risk-off period. The SIT International Equity Fund was the largest detractor for the year, for reasons similar to those described above. European equities were challenged due to geopolitical struggles in Italy and France, while questions remained on how the U.K. would exit the eurozone.

The Market Growth Strategy Fund underperformed its primary broad-based benchmark. The following Funds outperformed the benchmark: Core Fixed Income, Multi-Asset Inflation Managed, Multi-Asset Income and High Yield Bond. All other Funds underperformed the benchmark. The Market Growth Strategy Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Market Growth Strategy Fund’s overall performance was in line with our expectations for the Market Growth Strategy Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
VP Market Growth Strategy Fund, Class II	-7.84%	4.23%	2.63%	3.17%
VP Market Growth Strategy Fund, Class III	-8.08%	3.95%	2.36%	2.89%
S&P 500 Index	-4.38%	9.26%	8.49%	10.00%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.06%	2.52%	2.42%
MSCI EAFE Index	-13.79%	2.87%	0.53%	1.39%

Comparison of Change in the Value of a $10,000 Investment in the VP Market Growth Strategy, Class II and Class III, versus the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index.

1

For the year ended December 31, 2018. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Returns do not include fees or expenses that are, or may be, imposed under an investor’s variable annuity contract or variable life insurance policy and the returns would be lower if those fees and expenses were included.

SEI Insurance Products Trust / Annual Report / December 31, 2018	19

SCHEDULE OF INVESTMENTS

December 31, 2018

VP Defensive Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.2%

Fixed Income Funds — 56.3%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	46,865	$478
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	23,883	239
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	8,769	96
SEI Institutional Managed Trust Real Return Fund, Cl Y	8,124	79

Total Fixed Income Funds (Cost $903) ($ Thousands)		892

Multi-Asset Funds — 30.0%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	32,187	318
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	7,731	79
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	9,843	79

Total Multi-Asset Funds (Cost $483) ($ Thousands)		476

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Equity Funds — 8.9%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	7,937	$78
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	4,124	63

Total Equity Funds (Cost $151) ($ Thousands)		141

Money Market Fund — 5.0%
SEI Daily Income Trust Government Fund, Cl F, 2.200%**	79,595	80

Total Money Market Fund (Cost $80) ($ Thousands)		80

Total Investments in Securities — 100.2% (Cost $1,617) ($ Thousands)		$1,589

Percentages are based on Net Assets of $1,586 ($ Thousands).
**	Rate shown is the 7-day effective yield as of December 31, 2018.
(A)	On August 10, 2018, the shares of the U.S Fixed Income Fund were transferred to the Core Fixed Income Fund as part of reorganization.

Cl — Class

As of December 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S. GAAP.

As of December 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended December 31, 2018 ($ Thousands):

Security Description	Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Merger	Realized Loss	Change in Unrealized Depreciation	Value 12/31/2018	Dividend Income
SEI Daily Income Trust Short Duration Government Fund, CI Y	$487	$104	$(108)	$—	$(2)	$(3)	$478	$9
SEI Institutional Managed Trust Conservative Income Fund, CI Y	249	48	(58)	—	—	—	239	4
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	—	15	(2)	85	—	(2)	96	1
SEI Institutional Managed Trust High Yield Bond Fund, CI Y	13	—	(13)	—	—	—	—	—
SEI Institutional Managed Trust Real Return Fund, CI Y	83	16	(18)	—	—	(2)	79	2
SEI Institutional Managed Trust U.S. Fixed Income Fund, CI Y	100	4	(19)	(85)	—	—	—	1
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, CI Y	333	58	(68)	—	(2)	(3)	318	2
SEI Institutional Managed Trust Multi-Asset Income Fund, CI Y	83	17	(17)	—	—	(4)	79	3
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, CI Y	84	17	(18)	—	—	(4)	79	2
SEI Institutional Managed Trust Global Managed Volatility Fund, CI Y	84	25	(18)	—	(1)	(12)	78	3
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CI Y	66	21	(15)	—	(1)	(8)	63	1
SEI Daily Income Trust Government Fund, CI F	83	16	(19)	—	—	—	80	1

Totals	$1,665	$341	$(373)	$—	$(6)	$(38)	$1,589	$29

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

20	SEI Insurance Products Trust / Annual Report / December 31, 2018

SCHEDULE OF INVESTMENTS

December 31, 2018

VP Conservative Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.3%

Fixed Income Funds — 51.2%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	184,968	$1,887
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	54,165	503
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	68,399	628
SEI Institutional Managed Trust Conservative Income Fund, Cl Y	125,785	1,258
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	138,391	1,513
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	19,233	125
SEI Institutional Managed Trust Real Return Fund, Cl Y	51,343	503

Total Fixed Income Funds (Cost $6,529) ($ Thousands)		6,417

Multi-Asset Funds — 31.1%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	42,008	378
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	216,244	2,136

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	73,729	$755
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	78,410	627

Total Multi-Asset Funds (Cost $4,004) ($ Thousands)		3,896

Equity Funds — 18.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	139,601	1,383
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	57,660	878

Total Equity Funds (Cost $2,444) ($ Thousands)		2,261

Total Investments in Securities — 100.3% (Cost $12,977) ($ Thousands)		$12,574

Percentages are based on Net Assets of $12,539 ($ Thousands).
(A)	On August 10, 2018, the shares of the U.S Fixed Income Fund were transferred to the Core Fixed Income Fund as part of reorganization.

CI — Class

As of December 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended December 31, 2018 ($ Thousands):

Security Description	Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Merger	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2018	Dividend Income
SEI Daily Income Trust Short Duration Government Fund, CI Y	$ 1,905	$ 410	$ (407)	$ —	$ (8)	$ (13)	$ 1,887	$ 41
SEI Daily Income Trust Ultra Short Duration Bond Fund, CI Y	535	86	(115)	—	—	(3)	503	12
SEI Institutional International Trust Emerging Markets Debt Fund, CI Y	403	467	(170)	—	(13)	(59)	628	16
SEI Institutional Managed Trust Conservative Income Fund, CI Y	1,337	205	(284)	—	—	—	1,258	25
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	—	125	(198)	1,637	(10)	(41)	1,513	19
SEI Institutional Managed Trust High Yield Bond Fund, CI Y	504	32	(394)	—	13	(30)	125	10
SEI Institutional Managed Trust Real Return Fund, CI Y	536	89	(108)	—	(1)	(13)	503	14
SEI Institutional Managed Trust U.S. Fixed Income Fund, CI Y	1,607	216	(190)	(1,637)	(8)	12	—	25
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, CI Y	404	116	(101)	—	(3)	(38)	378	12
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, CI Y	2,275	341	(452)	—	(4)	(24)	2,136	14
SEI Institutional Managed Trust Multi-Asset Income Fund, CI Y	803	147	(154)	—	(1)	(40)	755	26
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, CI Y	674	126	(137)	—	(5)	(31)	627	13
SEI Institutional Managed Trust Global Managed Volatility Fund, CI Y	1,475	509	(378)	—	4	(227)	1,383	43
SEI Institutional Managed Trust U.S. Managed Volatility Fund, CI Y	931	355	(283)	—	6	(131)	878	17

Totals	$13,389	$3,224	$(3,371)	$—	$(30)	$(638)	$12,574	$287

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2018	21

SCHEDULE OF INVESTMENTS

December 31, 2018

VP Moderate Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.3%

Fixed Income Funds — 36.2%
SEI Daily Income Trust Short Duration Government Fund, Cl Y	88,958	$908
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	36,614	340
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	74,004	680
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	166,253	1,817
SEI Institutional Managed Trust Real Return Fund, Cl Y	34,710	340

Total Fixed Income Funds (Cost $4,178) ($ Thousands)		4,085

Multi-Asset Funds — 35.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	189,039	1,700
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	114,717	1,133
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	55,226	566
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	70,143	560

Total Multi-Asset Funds (Cost $4,108) ($ Thousands)		3,959

Equity Funds — 29.1%
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	171,563	1,700
SEI Institutional Managed Trust Large Cap Value Fund, Cl Y	22,043	455
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	74,459	1,133

Total Equity Funds (Cost $3,586) ($ Thousands)		3,288

Total Investments in Securities — 100.3% (Cost $11,872) ($ Thousands)		$11,332

Percentages are based on Net Assets of $11,302 ($ Thousands).
(A)	On August 10, 2018, the shares of the U.S Fixed Income Fund were transferred to the Core Fixed Income Fund as part of reorganization.

Cl — Class

As of December 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

22	SEI Insurance Products Trust / Annual Report / December 31, 2018

The following is summary of the transactions with affiliates for the year ended December 31, 2018 ($ Thousands):

Security Description	Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Merger	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2018	Dividend Income

SEI Daily Income Trust Short Duration Government Fund, CI Y	$ 731	$ 300	$ (115)	$ —	$ (2)	$ (6)	$ 908	$ 18
SEI Daily Income Trust Ultra Short Duration Bond Fund, CI Y	338	57	(53)	—	—	(2)	340	7
SEI Institutional International Trust Emerging Markets Debt Fund, CI Y	343	491	(82)	—	(3)	(69)	680	16
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	—	201	(111)	1,786	(7)	(52)	1,817	22
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	511	3	(506)	—	34	(42)	—	3
SEI Institutional Managed Trust Real Return Fund, Cl Y	337	60	(49)	—	—	(8)	340	9
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	1,805	131	(158)	(1,786)	(9)	17	—	28
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,706	360	(184)	—	(5)	(177)	1,700	54
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	1,130	165	(147)	—	(2)	(13)	1,133	7
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	564	100	(68)	—	(1)	(29)	566	18
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	566	92	(65)	—	(1)	(32)	560	12
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	1,719	507	(249)	—	3	(280)	1,700	53
SEI Institutional Managed Trust Large Cap Fund, Cl Y	232	13	(246)	—	41	(40)	—	1
SEI Institutional Managed Trust Large Cap Value Fund, Cl Y	234	378	(72)	—	2	(87)	455	8
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,146	373	(221)	—	5	(170)	1,133	21

Totals	$ 11,362	$ 3,231	$ (2,326)	$ —	$ 55	$ (990)	$ 11,332	$ 277

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2018	23

SCHEDULE OF INVESTMENTS

December 31, 2018

VP Market Plus Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS – 100.3%

Equity Funds – 63.6%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	39,362	$411
SEI Institutional International Trust International Equity Fund, Cl Y	129,267	1,231
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	42,319	476
SEI Institutional Managed Trust Large Cap Fund, Cl Y	105,510	1,255
SEI Institutional Managed Trust Small Cap Fund, Cl Y *	36,968	361

Total Equity Funds (Cost $3,831) ($ Thousands)		3,734

Multi-Asset Fund – 19.9%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	130,081	1,169

Total Multi-Asset Fund (Cost $1,258) ($ Thousands)		1,169

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Fixed Income Funds – 16.8%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	37,737	$347
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	26,499	290
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	53,113	346

Total Fixed Income Funds (Cost $1,016) ($ Thousands)		983

Total Investments in Securities – 100.3% (Cost $6,105) ($ Thousands)		$5,886

Percentages are based on Net Assets of $5,870 ($ Thousands).
*	Non-income producing security.
(A)	On August 10, 2018, the shares of the U.S Fixed Income Fund were transferred to the Core Fixed Income Fund as part of reorganization.

Cl – Class

As of December 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended December 31, 2018 ($ Thousands):

Security Description	Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Merger	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2018	Dividend Income

SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$ 390	$ 164	$ (48)	$ —	$ (8)	$ (87)	$ 411	$ 4
SEI Institutional International Trust International Equity Fund, Cl Y	1,161	421	(88)	—	(9)	(254)	1,231	25
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	438	137	(50)	—	1	(50)	476	11
SEI Institutional Managed Trust Large Cap Fund, Cl Y	1,153	517	(159)	—	2	(258)	1,255	18
SEI Institutional Managed Trust Small Cap Fund, Cl Y	329	180	(54)	—	2	(96)	361	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	1,102	361	(161)	—	(10)	(123)	1,169	37
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	331	121	(61)	—	(8)	(36)	347	9
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	—	12	(62)	355	(4)	(11)	290	4
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	332	116	(66)	—	(4)	(32)	346	21
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	276	82	(8)	(355)	(1)	6	—	5

Totals	$ 5,512	$ 2,111	$ (757)	$ —	$ (39)	$ (941)	$ 5,886	$ 134

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

24	SEI Insurance Products Trust / Annual Report / December 31, 2018

SCHEDULE OF INVESTMENTS

December 31, 2018

VP Balanced Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.3%

Fixed Income Funds — 35.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	57,549	$529
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	242,884	2,655
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	80,878	527

Total Fixed Income Funds (Cost $3,823) ($ Thousands)		3,711

Multi-Asset Funds — 33.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	236,181	2,123
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	51,746	530
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	105,199	841

Total Multi-Asset Funds (Cost $3,747) ($ Thousands)		3,494

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)

Equity Funds — 32.3%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	30,643	$320
SEI Institutional International Trust International Equity Fund, Cl Y	111,914	1,065
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	47,415	533
SEI Institutional Managed Trust Large Cap Fund, Cl Y	98,834	1,176
SEI Institutional Managed Trust Small Cap Fund, Cl Y *	32,836	321

Total Equity Funds (Cost $3,543) ($ Thousands)		3,415

Total Investments in Securities –100.3% (Cost $11,113) ($ Thousands)		$10,620

Percentages are based on Net Assets of $10,590 ($ Thousands).
*	Non-income producing security.
(A)	On August 10, 2018, the shares of the U.S Fixed Income Fund were transferred to the Core Fixed Income Fund as part of reorganization.

Cl — Class

As of December 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended December 31, 2018 ($ Thousands):

Security Description	Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Merger	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2018	Dividend Income
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	$510	$202	$(121)	$—	$(10)	$(52)	$529	$13
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	—	99	(339)	2,985	(17)	(73)	2,655	34
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	511	157	(88)	—	(3)	(50)	527	31
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	2,553	711	(290)	(2,985)	(13)	24	—	44
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,056	567	(265)	—	(17)	(218)	2,123	67
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	509	142	(91)	—	(3)	(27)	530	18
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	820	222	(153)	—	(11)	(37)	841	18
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	311	141	(64)	—	(2)	(66)	320	3
SEI Institutional International Trust International Equity Fund, Cl Y	1,028	381	(128)	—	—	(216)	1,065	22
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	507	156	(75)	—	2	(57)	533	12
SEI Institutional Managed Trust Large Cap Fund, Cl Y	1,118	499	(203)	—	8	(246)	1,176	17
SEI Institutional Managed Trust Small Cap Fund, Cl Y	305	164	(65)	—	3	(86)	321	—

Totals	$10,228	$3,441	$(1,882)	$—	$(63)	$(1,104)	$10,620	$279

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2018	25

SCHEDULE OF INVESTMENTS

December 31, 2018

VP Market Growth Strategy Fund

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.3%

Equity Funds — 44.3%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	55,105	$575
SEI Institutional International Trust International Equity Fund, Cl Y	227,090	2,162
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	76,499	861
SEI Institutional Managed Trust Large Cap Fund, Cl Y	192,782	2,294
SEI Institutional Managed Trust Small Cap Fund, Cl Y *	44,215	432

Total Equity Funds (Cost $6,486) ($ Thousands)		6,324

Multi-Asset Funds — 32.0%
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	318,377	2,862
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	55,810	571

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS (continued)
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	142,137	$1,136

Total Multi-Asset Funds (Cost $4,926) ($ Thousands)		4,569

Fixed Income Funds — 24.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	77,766	714
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y (A)	183,153	2,002
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	109,928	717

Total Fixed Income Funds (Cost $3,551) ($ Thousands)		3,433

Total Investments in Securities — 100.3% (Cost $14,963) ($ Thousands)		$14,326

Percentages are based on Net Assets of $14,285 ($ Thousands).
*	Non-income producing security.
(A)	On August 10, 2018, the shares of the U.S Fixed Income Fund were transferred to the Core Fixed Income Fund as part of reorganization.

Cl — Class

As of December 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on Fair Value measurements and disclosure under U.S.GAAP.

As of December 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

As of December 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended December 31, 2018 ($ Thousands):

Security Description	Value 12/31/2017	Purchases at Cost	Proceeds from Sales	Merger	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2018	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	$ 541	$ 266	$ (107)	$ —	$ (8)	$ (117)	$ 575	$ 6
SEI Institutional International Trust International Equity Fund, Cl Y	2,019	752	(163)	—	(7)	(439)	2,162	43
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	802	285	(139)	—	(1)	(86)	861	20
SEI Institutional Managed Trust Large Cap Fund, Cl Y	2,162	1,052	(462)	—	(5)	(453)	2,294	33
SEI Institutional Managed Trust Small Cap Fund, Cl Y	401	227	(87)	—	(2)	(107)	432	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Cl Y	2,681	853	(353)	—	(27)	(292)	2,862	91
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	533	168	(98)	—	(3)	(29)	571	20
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,069	357	(224)	—	(19)	(47)	1,136	24
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	671	280	(152)	—	(14)	(71)	714	17
SEI Institutional Managed Trust Core Fixed Income Fund, Cl Y	—	178	(377)	2,272	(23)	(48)	2,002	26
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	669	241	(121)	—	(7)	(65)	717	42
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	1,870	489	(99)	(2,272)	(5)	17	—	33

Totals	$13,418	$5,148	$(2,382)	$—	$(121)	$(1,737)	$14,326	$355

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

26	SEI Insurance Products Trust / Annual Report / December 31, 2018

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

December 31, 2018

	VP Defensive Strategy Fund	VP Conservative Strategy Fund
Assets:
Investments in affiliated funds, at market value †(1)	$ 1,589	$ 12,574
Income distribution receivable from affiliated funds	2	12
Receivable from administrator	1	—
Receivable for investment securities sold	—	2
Total Assets	1,592	12,588
Liabilities:
Payable for investment securities purchased	2	12
Payable for fund shares redeemed	—	2
Distribution fees payable	—	2
Investment advisory fees payable	—	1
Shareholder servicing fees payable	—	3
Administration fees payable	—	2
Accrued expenses	4	27
Total Liabilities	6	49
Net Assets	$ 1,586	$ 12,539
† Cost of investments in affiliated funds	$ 1,617	$ 12,977
Net Assets:
Paid in Capital (unlimited authorization - no par value)	$ 1,629	$ 12,962
Total distributable loss	(43)	(423)
Net Assets	$ 1,586	$ 12,539
Net Asset Value, Offering and Redemption Price Per Share — Class II	$9.80	$ 9.91
	($1,384,420 ÷ 141,201 shares)	($1,372,859 ÷ 138,467 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class III	$9.79	$ 9.90
	($202,046 ÷ 20,633 shares)	($11,166,224 ÷ 1,128,025 shares)

(1)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

28	SEI Insurance Products Trust / Annual Report / December 31, 2018

VP Moderate Strategy Fund	VP Market Plus Strategy Fund	VP Balanced Strategy Fund	VP Market Growth Strategy Fund

$11,332	$5,886	$10,620	$14,326
8	3	11	10
—	—	—	—
2	1	2	3
11,342	5,890	10,633	14,339

8	3	11	10
2	1	1	1
2	1	2	2
1	1	1	1
2	1	2	3
—	—	1	2
25	13	25	35
40	20	43	54
$11,302	$5,870	$10,590	$14,285
$11,872	$6,105	$11,113	$14,963

$11,657	$6,146	$11,153	$15,189
(355)	(276)	(563)	(904)
$11,302	$5,870	$10,590	$14,285
$9.86	$10.33	$9.92	$9.97
($2,515,220 ÷ 255,025 shares)	($1,212,133 ÷ 117,306 shares)	($716,316 ÷ 72,182 shares)	($4,638,832 ÷ 465,419 shares)
$9.85	$10.32	$9.91	$9.95
($8,786,569 ÷ 892,274 shares)	($4,657,425 ÷ 451,511 shares)	($9,873,517 ÷ 995,995 shares)	($9,646,488 ÷ 969,641 shares)

SEI Insurance Products Trust / Annual Report / December 31, 2018	29

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended December 31, 2018

	VP Defensive Strategy Fund	VP Conservative Strategy Fund
Investment Income:
Income distributions from affiliated funds	$29	$287
Total Investment Income	29	287
Expenses:
Shareholder servicing fees — Class II	3	3
Shareholder servicing fees — Class III	1	29
Administration fees	2	19
Investment advisory fees	1	13
Distribution fees — Class III	1	35
Professional fees	3	16
Printing fees	2	13
Custodian/Wire Agent fees	1	8
Pricing fees	—	1
Total Expenses	14	137
Less:
Administration fees waived	(2)	(19)
Reimbursement from administrator	(4)	(19)
Waiver of distribution fees — Class III	—	(6)
Net Expenses	8	93
Net Investment Income	21	194
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized gain (loss) from sales of affiliated funds	(6)	(30)
Capital gain distributions received from affiliated funds	11	187
Net change in unrealized depreciation from affiliated funds	(38)	(638)
Net Realized and Unrealized Loss from Affiliated Funds	(33)	(481)
Net Decrease in Net Assets Resulting from Operations	$(12)	$(287)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30	SEI Insurance Products Trust / Annual Report / December 31, 2018

VP Moderate Strategy Fund	VP Market Plus Strategy Fund	VP Balanced Strategy Fund	VP Market Growth Strategy Fund
$277	$134	$279	$355
277	134	279	355

7	3	2	11
21	12	25	26
16	9	16	22
11	6	11	15
25	15	30	31
15	8	15	20
11	7	13	18
6	4	6	9
1	—	1	1
113	64	119	153

(16)	(9)	(16)	(22)
(15)	(6)	(12)	(17)
(4)	(2)	(5)	(5)
78	47	86	109
199	87	193	246

55	(39)	(63)	(121)
273	215	204	362
(990)	(941)	(1,104)	(1,737)
(662)	(765)	(963)	(1,496)
$(463)	$(678)	$(770)	$(1,250)

SEI Insurance Products Trust / Annual Report / December 31, 2018	31

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the the years ended December 31,

	VP Defensive Strategy Fund		VP Conservative Strategy Fund
	2018	2017	2018	2017
Operations:
Net investment income	$21	$19	$194	$179
Net realized gain (loss) from sales of affiliated funds	(6)	7	(30)	(6)
Net realized loss on foreign currency transactions	—	—	—	(6)
Capital gain distributions received from affiliated funds	11	12	187	228
Net change in unrealized appreciation (depreciation) from affiliated funds	(38)	(1)	(638)	252
Net change in unrealized appreciation on foreign currency translation	—	—	—	1
Net Increase (Decrease) in Net Assets Resulting from Operations	(12)	37	(287)	648
Distributions:(1)
Class II	(30)	(23)	(44)	(35)
Class III	(4)	(4)	(348)	(256)
Total Distributions	(34)	(27)	(392)	(291)
Capital Share Transactions(2)
Class II
Proceeds from shares issued	283	651	157	434
Reinvestment of dividends & distributions	30	24	44	34
Cost of shares redeemed	(344)	(821)	(190)	(785)
Increase (Decrease) in Net Assets Derived from Class II Transactions	(31)	(146)	11	(317)
Class III
Proceeds from shares issued	—	—	2,164	3,038
Reinvestment of dividends & distributions	4	3	348	256
Cost of shares redeemed	(2)	(2)	(2,649)	(3,983)
Increase (Decrease) in Net Assets Derived from Class III Transactions	2	1	(137)	(689)
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(29)	(145)	(126)	(1,006)
Net Increase (Decrease) in Net Assets	(75)	(135)	(805)	(649)
Net Assets:
Beginning of Year	1,661	1,796	13,344	13,993
End of Year(3)	$1,586	$1,661	$12,539	$13,344

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to confirm with S-X Disclosure Simplification.

(2)	For Capital Share Transactions see Note 4 in the Notes to Financial Statements.

(3)

Includes undistributed (distributed in excess) net investment income of $1, $12, $18, $(1), $9, $13, as of year ended December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income on August 17, 2018.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

32	SEI Insurance Products Trust / Annual Report / December 31, 2018

VP Moderate Strategy Fund		VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund

2018	2017	2018	2017	2018	2017	2018	2017

$199	$136	$87	$40	$193	$94	$246	$119
55	100	(39)	10	(63)	(54)	(121)	(73)
—	(12)	—	—	—	—	—	—
273	322	215	147	204	198	362	298
(990)	459	(941)	624	(1,104)	702	(1,737)	1,267
—	4	—	—	—	—	—	—

(463)	1,009	(678)	821	(770)	940	(1,250)	1,611

(138)	(56)	(28)	(18)	(27)	(13)	(144)	(44)
(423)	(188)	(98)	(56)	(337)	(133)	(284)	(147)

(561)	(244)	(126)	(74)	(364)	(146)	(428)	(191)

555	1,383	280	204	209	511	2,619	463
139	56	28	18	27	14	144	44
(715)	(290)	(148)	(64)	(249)	(323)	(321)	(189)

(21)	1,149	160	158	(13)	202	2,442	318

1,566	896	1,368	219	2,136	2,408	997	2,630
422	188	98	56	337	133	284	147
(960)	(5,435)	(447)	(287)	(932)	(1,393)	(1,135)	(2,817)

1,028	(4,351)	1,019	(12)	1,541	1,148	146	(40)

1,007	(3,202)	1,179	146	1,528	1,350	2,588	278

(17)	(2,437)	375	893	394	2,144	910	1,698

11,319	13,756	5,495	4,602	10,196	8,052	13,375	11,677

$11,302	$11,319	$5,870	$5,495	$10,590	$10,196	$14,285	$13,375

SEI Insurance Products Trust / Annual Report / December 31, 2018	33

FINANCIAL HIGHLIGHTS

For the years or periods ended December 31,

For Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) from Affiliated Funds(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

VP Defensive Strategy Fund
Class II
2018	$10.10	$0.15	$(0.21)	$(0.06)	$(0.15)	$(0.09)	$(0.24)	$9.80	(0.67)%	$1,384	0.47%	0.87%		1.50%	23%
2017	10.02	0.15	0.11	0.26	(0.15)	(0.03)	(0.18)	10.10	2.64	1,455	0.48	0.95		1.45	47
2016	9.88	0.08	0.15	0.23	(0.09)	—	(0.09)	10.02	2.36	1,593	0.52	1.09		0.79	114
2015	10.06	0.10	(0.13)	(0.03)	(0.10)	(0.05)	(0.15)	9.88	(0.27)	1,059	0.29	1.35		0.96	95
2014	10.07	0.07	0.07	0.14	(0.15)	—	(0.15)	10.06	1.47	456	0.28	5.32	#	0.70	126
Class III
2018	$10.09	$0.12	$(0.21)	$(0.09)	$(0.12)	$(0.09)	$(0.21)	$9.79	(0.92)%	$202	0.72%	1.19%		1.20%	23%
2017	10.01	0.11	0.13	0.24	(0.13)	(0.03)	(0.16)	10.09	2.39	206	0.73	1.17		1.09	47
2016	9.87	0.05	0.15	0.20	(0.06)	—	(0.06)	10.01	2.10	203	0.76	1.36		0.49	114
2015	10.05	0.05	(0.10)	(0.05)	(0.08)	(0.05)	(0.13)	9.87	(0.50)	217	0.53	1.59		0.46	95
2014	10.06	0.09	0.02	0.11	(0.12)	—	(0.12)	10.05	1.17	146	0.53	14.02	#	0.90	126
VP Conservative Strategy Fund
Class II
2018	$10.45	$0.18	$(0.39)	$(0.21)	$(0.18)	$(0.15)	$(0.33)	$9.91	(2.03)%	$1,373	0.49%	0.79%		1.75%	25%
2017	10.18	0.15	0.37	0.52	(0.20)	(0.05)	(0.25)	10.45	5.12	1,433	0.51	1.01		1.48	27
2016	9.99	0.13	0.26	0.39	(0.17)	(0.03)	(0.20)	10.18	3.90	1,707	0.54	1.17		1.28	76
2015	10.27	0.18	(0.20)	(0.02)	(0.18)	(0.08)	(0.26)	9.99	(0.26)	1,591	0.38	1.51		1.77	46
2014	10.14	0.15	0.19	0.34	(0.21)	—	(0.21)	10.27	3.40	614	0.25	3.12	#	1.43	40
Class III
2018	$10.44	$0.15	$(0.38)	$(0.23)	$(0.16)	$(0.15)	$(0.31)	$9.90	(2.28)%	$11,166	0.74%	1.09%		1.47%	25%
2017	10.17	0.13	0.36	0.49	(0.17)	(0.05)	(0.22)	10.44	4.86	11,911	0.76	1.31		1.28	27
2016	9.97	0.12	0.26	0.38	(0.15)	(0.03)	(0.18)	10.17	3.76	12,286	0.78	1.43		1.13	76
2015	10.25	0.14	(0.19)	(0.05)	(0.15)	(0.08)	(0.23)	9.97	(0.49)	8,946	0.63	1.76		1.40	46
2014	10.14	0.16	0.14	0.30	(0.19)	—	(0.19)	10.25	3.00	5,198	0.50	3.10	#	1.58	40

**	The expense ratios do not include expenses of the underlying affiliated investment companies.

†

Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

#	Ratio reflects the impact of the low level of average net assets and timing of subscriptions.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

34	SEI Insurance Products Trust / Annual Report / December 31, 2018

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) from Affiliated Funds(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

VP Moderate Strategy Fund
Class II
2018	$10.82	$0.20	$(0.60)	$(0.40)	$(0.21)	$(0.35)	$(0.56)	$9.86	(3.82)%	$2,515	0.52%	0.81%		1.93%	21%
2017	10.23	0.17	0.67	0.84	(0.22)	(0.03)	(0.25)	10.82	8.23	2,777	0.55	0.96		1.62	23
2016	9.93	0.15	0.47	0.62	(0.24)	(0.08)	(0.32)	10.23	6.24	1,526	0.59	1.20		1.46	48
2015	10.37	0.15	(0.25)	(0.10)	(0.21)	(0.13)	(0.34)	9.93	(1.00)	1,495	0.48	1.52		1.48	24
2014	10.21	0.48	0.06	0.54	(0.36)	(0.02)	(0.38)	10.37	5.35	1,242	0.19	2.74	#	4.51	9
Class III
2018	$10.81	$0.19	$(0.61)	$(0.42)	$(0.19)	$(0.35)	$(0.54)	$9.85	(4.06)%	$8,787	0.77%	1.10%		1.78%	21%
2017	10.21	0.10	0.72	0.82	(0.19)	(0.03)	(0.22)	10.81	8.02	8,542	0.81	1.28		0.94	23
2016	9.91	0.13	0.46	0.59	(0.21)	(0.08)	(0.29)	10.21	6.00	12,230	0.85	1.45		1.29	48
2015	10.35	0.19	(0.31)	(0.12)	(0.19)	(0.13)	(0.32)	9.91	(1.23)	8,331	0.73	1.77		1.80	24
2014	10.20	0.24	0.27	0.51	(0.34)	(0.02)	(0.36)	10.35	5.04	4,278	0.44	3.18	#	2.31	9
VP Market Plus Strategy Fund
Class II
2018	$11.77	$0.19	$(1.38)	$(1.19)	$(0.25)	$—	$(0.25)	$10.33	(10.14)%	$1,212	0.57%	0.82%		1.60%	12%
2017	10.07	0.12	1.76	1.88	(0.18)	—	(0.18)	11.77	18.68	1,217	0.56	1.06		1.11	9
2016	9.88	0.09	0.74	0.83	(0.22)	(0.42)	(0.64)	10.07	8.40	905	0.57	1.17		0.89	43
2015	10.61	0.10	(0.48)	(0.38)	(0.12)	(0.23)	(0.35)	9.88	(3.59)	1,450	0.45	1.57		0.98	31
2014	10.49	0.72	(0.24)	0.48	(0.33)	(0.03)	(0.36)	10.61	4.60	677	0.09	3.10	#	6.69	42
Class III
2018	$11.75	$0.15	$(1.36)	$(1.21)	$(0.22)	$—	$(0.22)	$10.32	(10.28)%	$4,658	0.82%	1.12%		1.32%	12%
2017	10.06	0.09	1.76	1.85	(0.16)	—	(0.16)	11.75	18.35	4,278	0.81	1.35		0.79	9
2016	9.87	0.09	0.71	0.80	(0.19)	(0.42)	(0.61)	10.06	8.16	3,697	0.82	1.42		0.86	43
2015	10.60	0.05	(0.46)	(0.41)	(0.09)	(0.23)	(0.32)	9.87	(3.82)	3,059	0.70	1.80		0.51	31
2014	10.49	0.16	0.29	0.45	(0.31)	(0.03)	(0.34)	10.60	4.27	2,187	0.34	4.62	#	1.51	42

SEI Insurance Products Trust / Annual Report / December 31, 2018	35

FINANCIAL HIGHLIGHTS (Concluded)

For the years or periods ended December 31,

For Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) from Affiliated Funds(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

VP Balanced Strategy Fund
Class II
2018	$11.01	$0.20	$(0.91)	$(0.71)	$(0.25)	$(0.13)	$(0.38)	$9.92	(6.60)%	$716	0.55%	0.82%		1.89%	17%
2017	10.04	0.14	1.02	1.16	(0.19)	—	(0.19)	11.01	11.56	807	0.59	1.06		1.31	20
2016	9.75	0.17	0.52	0.69	(0.24)	(0.16)	(0.40)	10.04	7.15	544	0.65	1.17		1.73	23
2015	10.35	0.05	(0.38)	(0.33)	(0.17)	(0.10)	(0.27)	9.75	(3.20)	215	0.52	1.48		0.50	31
2014	10.25	0.19	0.23	0.42	(0.31)	(0.01)	(0.32)	10.35	4.12	370	0.11	3.70	#	1.79	24
Class III
2018	$11.00	$0.19	$(0.93)	$(0.74)	$(0.22)	$(0.13)	$(0.35)	$9.91	(6.84)%	$9,874	0.80%	1.11%		1.75%	17%
2017	10.03	0.11	1.02	1.13	(0.16)	—	(0.16)	11.00	11.30	9,389	0.84	1.37		1.04	20
2016	9.74	0.11	0.56	0.67	(0.22)	(0.16)	(0.38)	10.03	6.90	7,508	0.89	1.43		1.07	23
2015	10.34	0.10	(0.45)	(0.35)	(0.15)	(0.10)	(0.25)	9.74	(3.42)	5,392	0.77	1.80		0.93	31
2014	10.24	0.19	0.21	0.40	(0.29)	(0.01)	(0.30)	10.34	3.93	2,372	0.36	3.69	#	1.86	24
VP Market Growth Strategy Fund
Class II
2018	$11.16	$0.22	$(1.09)	$(0.87)	$(0.24)	$(0.08)	$(0.32)	$9.97	(7.84)%	$4,639	0.56%	0.81%		2.00%	16%
2017	9.95	0.12	1.27	1.39	(0.18)	—	(0.18)	11.16	14.04	2,728	0.57	1.05		1.16	23
2016	9.74	0.10	0.65	0.75	(0.24)	(0.30)	(0.54)	9.95	7.72	2,126	0.59	1.17		1.06	38
2015	10.43	0.09	(0.45)	(0.36)	(0.14)	(0.19)	(0.33)	9.74	(3.43)	2,679	0.47	1.52		0.85	22
2014	10.33	0.39	0.04	0.43	(0.32)	(0.01)	(0.33)	10.43	4.16	2,405	0.11	2.71	#	3.64	26
Class III
2018	$11.14	$0.17	$(1.07)	$(0.90)	$(0.21)	$(0.08)	$(0.29)	$9.95	(8.08)%	$9,646	0.81%	1.13%		1.53%	16%
2017	9.93	0.09	1.28	1.37	(0.16)	—	(0.16)	11.14	13.76	10,647	0.82	1.34		0.89	23
2016	9.72	0.10	0.62	0.72	(0.21)	(0.30)	(0.51)	9.93	7.44	9,551	0.85	1.42		0.98	38
2015	10.41	0.07	(0.45)	(0.38)	(0.12)	(0.19)	(0.31)	9.72	(3.67)	7,778	0.72	1.77		0.66	22
2014	10.32	0.12	0.28	0.40	(0.30)	(0.01)	(0.31)	10.41	3.85	5,230	0.36	2.98	#	1.14	26

36	SEI Insurance Products Trust / Annual Report / December 31, 2018

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1. ORGANIZATION

SEI Insurance Products Trust (the “Trust”) is organized as a Delaware statutory trust under a certificate of trust dated June 21, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (“40 Act”), as an open-end investment company with six funds: VP Defensive Strategy Fund; VP Conservative Strategy Fund; VP Moderate Strategy Fund; VP Market Plus Strategy Fund; VP Balanced Strategy Fund; and VP Market Growth Strategy Fund (each a “Fund” and collectively, the “Funds”). Each Fund is predominantly a “fund of funds” and offers shareholders the opportunity to invest in shares of certain underlying affiliated investment companies (the “Underlying SEI Funds”), which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional International Trust and SEI Institutional Managed Trust. The Certificate of Trust permits the Trust to offer Class II and Class III shares in each Fund. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and principle investment strategy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended December 31, 2018, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded in the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not

SEI Insurance Products Trust / Annual Report / December 31, 2018	37

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

include any expenses associated with the underlying funds.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

Pursuant to Rule 12b-1 under the Investment Company Act, the Funds have adopted a distribution and shareholder services plan with respect to Class III Shares that allows Class III Shares to pay fees to service providers to compensate them for distribution services or shareholder services with respect to Class III Shares.

In addition, the Funds have adopted a shareholder services plan (the “Service Plan”) with respect to Class II and III Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares.

The Funds’ Distribution Agreement with SEI Investments Distribution Co (“SIDCo”) provides that distribution fees and shareholder service fees will be paid to SIDCo., which may then be used by SIDCo. to compensate insurance companies and other financial intermediaries for providing distribution or shareholder services with respect to Class II and III Shares as applicable.

The Funds’ administrator and/or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until April 30, 2019, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, acquired fund fees and expenses (“AFFE”) and extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE. The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/ or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds’ distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The Adviser, Administrator and Distributor for the Trust serve in the same capacity for the underlying affiliated investment companies.

38	SEI Insurance Products Trust / Annual Report / December 31, 2018

Prior to April 30, 2018, the following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Shareholder Servicing Fees	Distribution Fees*	Voluntary Expense Limitations	Contractual Expense Limitations

VP Defensive Strategy Fund
Class II	0.10%	0.25%	-	0.46%	0.56%
Class III	0.10%	0.25%	0.30%	0.71%	0.81%
VP Conservative Strategy Fund
Class II	0.10%	0.25%	-	0.49%	0.59%
Class III	0.10%	0.25%	0.30%	0.74%	0.84%
VP Moderate Strategy Fund
Class II	0.10%	0.25%	-	0.52%	0.62%
Class III	0.10%	0.25%	0.30%	0.77%	0.87%
VP Market Plus Strategy Fund
Class II	0.10%	0.25%	-	0.55%	0.65%
Class III	0.10%	0.25%	0.30%	0.80%	0.90%
VP Balanced Strategy Fund
Class II	0.10%	0.25%	-	0.55%	0.65%
Class III	0.10%	0.25%	0.30%	0.80%	0.90%
VP Market Growth Strategy Fund
Class II	0.10%	0.25%	-	0.55%	0.65%
Class III	0.10%	0.25%	0.30%	0.80%	0.90%
Effective April 30, 2018, the following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Shareholder Servicing Fees	Distribution Fees*	Voluntary Expense Limitations	Contractual Expense Limitations

VP Defensive Strategy Fund
Class II	0.10%	0.25%	-	0.47%	0.57%
Class III	0.10%	0.25%	0.30%	0.72%	0.82%
VP Conservative Strategy Fund
Class II	0.10%	0.25%	-	0.49%	0.59%
Class III	0.10%	0.25%	0.30%	0.74%	0.84%
VP Moderate Strategy Fund
Class II	0.10%	0.25%	-	0.52%	0.62%
Class III	0.10%	0.25%	0.30%	0.77%	0.87%
VP Market Plus Strategy Fund
Class II	0.10%	0.25%	-	0.58%	0.68%
Class III	0.10%	0.25%	0.30%	0.83%	0.93%
VP Balanced Strategy Fund
Class II	0.10%	0.25%	-	0.55%	0.65%
Class III	0.10%	0.25%	0.30%	0.80%	0.90%
VP Market Growth Strategy Fund
Class II	0.10%	0.25%	-	0.56%	0.66%
Class III	0.10%	0.25%	0.30%	0.81%	0.91%

*

These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

SEI Insurance Products Trust / Annual Report / December 31, 2018	39

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

The following is a summary of Annual Fees Payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
VP Defensive Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Conservative Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Moderate Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Market Plus Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Balanced Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%
VP Market Growth Strategy Fund	0.150%	0.1375%	0.1250%	0.1125%	0.100%

Interfund Lending — The Securities and Exchange Commission (“SEC”) has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of and for the year ended December 31, 2018, the Trust did not participate in the Program.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Adviser, the Administrator and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Adviser or the Administrator pays compensation of officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	VP Defensive Strategy Fund		VP Conservative Strategy Fund		VP Moderate Strategy Fund
	2018	2017	2018	2017	2018	2017
Shares Issued and Redeemed:
Class II:
Shares issued	28	64	15	42	52	130
Shares issued in lieu of cash distributions	3	2	4	3	13	5
Shares redeemed	(34)	(81)	(18)	(76)	(67)	(27)
Total Class II Transactions	(3)	(15)	1	(31)	(2)	108
Class III:
Shares issued	–	–	210	292	151	85
Shares issued in lieu of cash distributions	–	–	34	25	41	17
Shares redeemed	–	–	(257)	(384)	(90)	(510)
Total Class III Transactions	–	–	(13)	(67)	102	(408)
Increase (Decrease) in Capital Shares	(3)	(15)	(12)	(98)	100	(300)

Amounts designated as “—“ have been rounded to 0.

40	SEI Insurance Products Trust / Annual Report / December 31, 2018

	VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund
	2018	2017	2018	2017	2018	2017
Shares Issued and Redeemed:
Class II:
Shares issued	24	17	19	49	236	44
Shares issued in lieu of cash distributions	3	2	3	1	14	4
Shares redeemed	(13)	(6)	(23)	(31)	(29)	(18)
Total Class II Transactions	14	13	(1)	19	221	30
Class III:
Shares issued	117	19	196	227	92	248
Shares issued in lieu of cash distributions	10	5	33	12	28	14
Shares redeemed	(39)	(27)	(87)	(133)	(106)	(268)
Total Class III Transactions	88	(3)	142	106	14	(6)
Increase in Capital Shares	102	10	141	125	235	24

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities other than short-term securities, for the year ended December 31, 2018, were as follows ($ Thousands):

Total
VP Defensive Strategy Fund
Purchases	$325
Sales	354
VP Conservative Strategy Fund
Purchases	3,224
Sales	3,371
VP Moderate Strategy Fund
Purchases	3,231
Sales	2,326
VP Market Plus Strategy Fund
Purchases	2,111
Sales	757
VP Balanced Strategy Fund
Purchases	3,441
Sales	1,882
VP Market Growth Strategy Fund
Purchases	5,148
Sales	2,382

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and undistributed earnings, as appropriate, in the period that the differences arise. As of December 31, 2018, there were no permanent differences.

The tax character of dividends and distributions declared during the years December 31, 2018 and December 31, 2017 were as follows ($ Thousands):

	Ordinary Income		Long-Term Capital Gains		Totals
	2018	2017	2018	2017	2018	2017
VP Defensive Strategy Fund	$22	$25	$12	$2	$34	$27
VP Conservative Strategy Fund	204	225	188	65	392	290
VP Moderate Strategy Fund	213	207	348	37	561	244
VP Market Plus Strategy Fund	126	74	–	–	126	74
VP Balanced Strategy Fund	233	147	131	–	364	147
VP Market Growth Strategy Fund	309	191	119	–	428	191

SEI Insurance Products Trust / Annual Report / December 31, 2018	41

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

As of December 31, 2018, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Other Temporary Differences	Unrealized (Depreciation)	Total Distributable Earnings/(Loss)
VP Defensive Strategy Fund	$1	$5	$(1)	$(47)	$(42)
VP Conservative Strategy Fund	11	144	1	(579)	(423)
VP Moderate Strategy Fund	19	307	—	(681)	(355)
VP Market Plus Strategy Fund	1	156	1	(434)	(276)
VP Balanced Strategy Fund	10	140	2	(715)	(563)
VP Market Growth Strategy Fund	15	291	2	(1,212)	(904)

Amounts designated as “—” are $0 or have been rounded to $0.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under the previous law. During the fiscal year ended December 31, 2018, the following Funds utilized capital loss carryforward to offset capital gains:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
VP Market Plus Strategy Fund	$7	$—	$7

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2018, were as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
VP Defensive Strategy Fund	$1,636	$—	$(47)	$(47)
VP Conservative Strategy Fund	13,153	2	(581)	(579)
VP Moderate Strategy Fund	12,012	—	(681)	(681)
VP Market Plus Strategy Fund	6,321	76	(510)	(434)
VP Balanced Strategy Fund	11,335	64	(779)	(715)
VP Market Growth Strategy Fund	15,539	127	(1,339)	(1,212)

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

42	SEI Insurance Products Trust / Annual Report / December 31, 2018

8. CONCENTRATION RISK

In the normal course of business, the Funds invest in underlying funds that are comprised of fixed income and equity securities in specific industries, and therefore, the Funds may be affected by events in these industries. Each Funds’ prospectus provides a description of concentration and risk associated with the different investments in the underlying affiliated investment companies.

The following descriptions provide additional information about some of the risks investing in the Funds:

Asset Allocation Risk — The risk that SIMC’s decisions regarding asset classes and Underlying SEI Funds will not anticipate market trends successfully.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risk of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Exchange-Traded Products (ETPs) Risk — The risks of owning interests of an ETP, such as an ETF, ETN or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, the Fund or an Underlying SEI Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Company Risk — When the Fund or an Underlying SEI Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund or an Underlying SEI Fund had invested directly in the underlying investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Short Sales Risk — A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales entered into by an Underlying SEI Fund expose the Fund to the risk that the Underlying SEI Fund will be required to buy a security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying SEI Fund and, therefore, the Fund, that is potentially unlimited. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the share price of an Underlying SEI Fund and, therefore, the Fund. Investment in short sales may also cause an Underlying SEI Fund to incur expenses related to borrowing

SEI Insurance Products Trust / Annual Report / December 31, 2018	43

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2018

securities. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — Small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Commodity Investments Risk — Certain Underlying SEI Funds may invest a portion of their assets in a wholly owned subsidiary that is not registered under the Investment Company Act of 1940, as amended (1940 Act), and invests directly in commodities and commodity-related instruments. Other Underlying SEI Funds may have indirect exposure to commodities by investing in commodity-related instruments. Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Currency Risk — As a result of the Fund’s and certain Underlying SEI Funds’ investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund or an Underlying SEI Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterpart to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that a small percentage of assets invested in a derivative can have a disproportionately larger impact on the Fund or an Underlying SEI Fund. Correlation risk is the risk that changes in the value of a derivative instrument may not correlate perfectly with changes in the value of the derivative instrument’s underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund or an Underlying SEI Fund would like, which may cause the Fund or the Underlying SEI Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s or the Underlying SEI Fund’s management or performance. The use of swaps and over-the-counter forward contracts and options is also subject to credit risk and valuation risk. Credit risk is the risk that the issuer of a security or counterparty to a derivatives contract will default or otherwise become unable to honor its financial obligation to the Fund or the Underlying SEI Fund under the contract. Valuation risk is the risk that the derivative may be difficult to value. Each of the above risks could cause the Fund or an Underlying SEI Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s or an Underlying SEI Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s or an Underlying SEI Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new

44	SEI Insurance Products Trust / Annual Report / December 31, 2018

regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Fixed Income Market Risk — The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Underlying Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Underlying Fund’s value may fluctuate and/or the Underlying Fund may experience increased redemptions from shareholders, which may impact the Underlying Fund’s liquidity or force the Underlying Fund to sell securities into a declining or illiquid market.

9. REGULATORY MATTERS

On August 17, 2018, the Commission adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distributions to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains; otherwise, the amount on the current Statements of Changes in Net Assets for the prior fiscal year end represents distributions of net investment income.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of December 31, 2018.

SEI Insurance Products Trust / Annual Report / December 31, 2018	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Insurance Products Trust, comprised of the VP Defensive Strategy Fund, VP Conservative Strategy Fund, VP Moderate Strategy Fund, VP Market Plus Strategy Fund, VP Balanced Strategy Fund, and VP Market Growth Strategy Fund (collectively, the “Funds”), including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

February 15, 2019

46	SEI Insurance Products Trust / Annual Report / December 31, 2018

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of December 31, 2018.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	101	Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 78 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	101	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	101	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Catholic Values Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Insurance Products Trust / Annual Report / December 31, 2018	47

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)

Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	101	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 71 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	101	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.

Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	101	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.

Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	101	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	101	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.

James B. Taylor One Freedom Valley Drive, Oaks, PA 19456 68 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	101	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Catholic Values Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

48	SEI Insurance Products Trust / Annual Report / December 31, 2018

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)

Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 – October 2014).	N/A	N/A

Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A

Russell Emery One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A

Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A

Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 48 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A

David F. McCann One Freedom Valley Drive, Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A

Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 51 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A

SEI Insurance Products Trust / Annual Report / December 31, 2018	49

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Catholic Values Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

50	SEI Insurance Products Trust / Annual Report / December 31, 2018

DISCLOSURE OF FUND EXPENSES (Unaudited)

December 31, 2018

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2018 to December 31, 2018. The expense examples do not reflect expenses and charges which are, or may be imposed, under the investor’s variable contract issued by an insurance company.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Annualized Expense Ratios	Expenses Paid During Period*
VP Defensive Strategy Fund
Actual Fund Return
Class II	$1,000.00	$996.90	0.47%	$2.37
Class III	1,000.00	996.10	0.72	3.62
Hypothetical 5% Return
Class II	$1,000.00	$1,022.84	0.47%	$2.40
Class III	1,000.00	1,021.58	0.72	3.67

VP Conservative Strategy Fund
Actual Fund Return
Class II	$1,000.00	$988.40	0.49%	$2.46
Class III	1,000.00	987.50	0.74	3.71
Hypothetical 5% Return
Class II	$1,000.00	$1,022.74	0.49%	$2.50
Class III	1,000.00	1,021.48	0.74	3.77

	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Annualized Expense Ratios	Expenses Paid During Period*
VP Moderate Strategy Fund
Actual Fund Return
Class II	$1,000.00	$974.00	0.52%	$2.59
Class III	1,000.00	974.00	0.77	3.83
Hypothetical 5% Return
Class II	$1,000.00	$1,022.58	0.52%	$2.65
Class III	1,000.00	1,021.32	0.77	3.92

VP Market Plus Strategy Fund
Actual Fund Return
Class II	$1,000.00	$909.10	0.58%	$2.79
Class III	1,000.00	909.10	0.83	3.99
Hypothetical 5% Return
Class II	$1,000.00	$1,022.28	0.58%	$2.96
Class III	1,000.00	1,021.02	0.83	4.23

SEI Insurance Products Trust / Annual Report / December 31, 2018	51

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

December 31, 2018

	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Annualized Expense Ratios	Expenses Paid During Period*
VP Balanced Strategy Fund
Actual Fund Return
Class II	$1,000.00	$945.60	0.56%	$2.75
Class III	1,000.00	944.70	0.80	3.92
Hypothetical 5% Return
Class II	$1,000.00	$1,022.38	0.56%	$2.85
Class III	1,000.00	1,021.17	0.80	4.08

VP Market Growth Strategy Fund
Actual Fund Return
Class II	$1,000.00	$932.70	0.56%	$2.73
Class III	1,000.00	930.80	0.81	3.94
Hypothetical 5% Return
Class II	$1,000.00	$1,022.38	0.56%	$2.85
Class III	1,000.00	1,021.12	0.81	4.13

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

52	SEI Insurance Products Trust / Annual Report / December 31, 2018

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreement (Unaudited)

SEI Insurance Products Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by a Board of Trustees (each member, a “Trustee” and collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Advisory Agreement be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approval, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds a meeting each year to consider whether to renew the existing Advisory Agreement between the Trust and SIMC with respect to the Funds of the Trust. In preparation for this meeting, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance for the year ended December 31, 2017 compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 27–28, 2018 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

SEI Insurance Products Trust / Annual Report / December 31, 2018	53

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreement (Unaudited) (Concluded)

Performance. In determining whether to renew the Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates contractual and voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

54	SEI Insurance Products Trust / Annual Report / December 31, 2018

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NOTICE TO SHAREHOLDERS

For shareholders who do not have a December 31, 2018, taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2018, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 2018, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
VP Defensive Strategy Fund	34.53%	65.47%	100.00%	13.18%
VP Conservative Strategy Fund	47.95%	52.05%	100.00%	18.43%
VP Moderate Strategy Fund	62.00%	38.00%	100.00%	25.44%
VP Market Plus Strategy Fund	0.00%	100.00%	100.00%	24.55%
VP Balanced Strategy Fund	35.98%	64.02%	100.00%	15.80%
VP Market Growth Strategy Fund	27.69%	72.31%	100.00%	20.55%

		Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
VP Defensive Strategy Fund		13.72%	0.00%	0.00%	0.00%
VP Conservative Strategy Fund		24.58%	0.00%	0.00%	0.00%
VP Moderate Strategy Fund		33.32%	0.00%	0.00%	0.00%
VP Market Plus Strategy Fund		49.56%	0.00%	0.00%	0.00%
VP Balanced Strategy Fund		27.92%	0.00%	0.00%	0.00%
VP Market Growth Strategy Fund		38.31%	0.00%	0.00%	0.00%

Items (A), (B) are based on the percentage of each Fund’s total distribution.

(1) The percentage in this column represents dividends which qualify for the Corporate “Dividends Received

Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

(4) The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

56	SEI Insurance Products Trust / Annual Report / December 31, 2018

SEI INSURANCE PRODUCTS TRUST ANNUAL REPORT

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-025 (12/18)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2018 and 2017 as follows:

		Fiscal Year 2018			Fiscal Year 2017
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$63,560	$0	N/A	$62,940	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$342,371	$0	$0	$399,047	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2018	Fiscal 2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for the fiscal years 2018 and 2017 were $342,371 and $399,047 respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Insurance Products Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher, President and CEO

Date: March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher, President and CEO

Date: March 1, 2019

By:	/s/ James J. Hoffmayer
James J. Hoffmayer, Controller & CFO

Date: March 1, 2019